UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/18

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter June 30, 2018

Templeton Emerging Markets Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended June 30, 2018, the global economy continued to expand, with emerging market economies overall growing faster than developed market economies. Among major emerging market countries, Brazil’s and Russia’s central banks lowered their benchmark interest rates during the period under review, while China’s and South Korea’s central banks left their benchmark interest rates unchanged. Emerging market stocks declined during the period due to investor concerns over rising US interest rates, a strengthening US dollar and rising global trade tensions. Emerging market European stocks were pressured by political instability in Italy, and Asian stocks were hurt by increased tensions in the Korean peninsula. However, continued solid earnings performance by many emerging market companies offered some encouragement to investors.

In this environment, emerging market stocks had a -6.51% total return, as measured by the MSCI Emerging Markets Index, while emerging market bonds had a -5.23% total return, as measured by the J.P. Morgan Emerging Markets Bond Index Global.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Emerging Markets Balanced Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Contents

Semiannual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Emerging Markets Balanced Fund

This semiannual report for Templeton Emerging Markets Balanced Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings, in a diversified portfolio of equity securities and fixed and floating rate debt obligations issued by governments, government-related entities and corporate entities that are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries. The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income senior securities.

Performance Overview

The Fund’s Class A shares had a -7.29% cumulative total return for the six months under review. For comparison, an equally weighted combination of the MSCI Emerging Markets (EM) Index and the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global had a -5.77% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Asset Allocation*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the six months under review. China’s economy grew slightly slower in 2018’s first half compared to the second half of 2017, amid faster growth in consumer spending and slower growth in industrial production, the service industry and fixed-asset investment. India’s annualized growth rate in 2018’s first quarter was the highest it has been since 2016’s second quarter, driven by growth in investment, manufacturing and construction. Russia’s economy grew in 2018’s first quarter compared to the prior-year period, driven by higher oil prices and growth in financials and insurance, real estate and public administration, though US sanctions and a decline in construction weighed on the economy. Brazil’s economy grew in 2018’s first quarter compared to the prior-year period, though fixed-asset investment growth slowed and government spending contracted. South Africa’s economy contracted in the first quarter of 2018 and grew at its slowest annualized rate since 2016’s second quarter, with slowing growth in manufacturing and a decline in mining being the main factors. South Korea’s economy grew in 2018’s first quarter compared to the prior-year period, as did Poland’s and Mexico’s economies.

1. Source: Morningstar. The Fund’s blended benchmark is currently weighted 50% for the MSCI EM Index and 50% for the JPM EMBI Global and is rebalanced monthly. For the six months ended 6/30/18, the MSCI EM Index had a -6.51% total return and the JPM EMBI Global had a -5.23% total return.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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Monetary policies varied among emerging market central banks. Brazil’s, Russia’s and South Africa’s central banks cut their benchmark interest rates during the six-month period, while some, including those of India, Turkey and the Czech Republic, raised their benchmark rates. Mexico’s central bank raised its benchmark rate twice during the period to ameliorate risk factors for inflation amid uncertainty around the renegotiations of the North American Free Trade Agreement and the country’s presidential election in July. China’s, South Korea’s and Taiwan’s central banks left their benchmark interest rates unchanged during the period.

Emerging market stocks declined during the six months under review due to investor concerns over rising US interest rates, a strengthening US dollar and rising global trade tensions, particularly between the US and China. Emerging market European stocks were pressured by political instability in Italy, and Asian stocks were hurt by increased tensions in the Korean peninsula, although tensions eased later in the period. However, continued solid earnings performance by many emerging market companies, MSCI’s addition of Chinese A-share companies to the MSCI EM Index and MSCI’s decision to add Saudi Arabia to the same index in 2019—which could boost investment across the Middle East—offered some encouragement to investors. In this environment, emerging market stocks, as measured by the MSCI EM Index, had a -6.51% total return for the six months ended June 30, 2018.1

The six-month period began with sharply rising yields in the US and Europe as reflation sentiments appeared to return to markets. Deregulation efforts and tax cuts were anticipated to add stimulus to an already strong US economy. The 10-year US Treasury yield rose 45 basis points (bps), finishing February at 2.86%. In Europe, the 10-year German bund yield rose 27 bps during January, reaching its peak yield for the period at 0.70% on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank (ECB) later in the year, but those expectations would diminish by the end of the period. Overall, the US dollar was broadly weaker against the euro and global currencies during the opening months of the period, but that trend would sharply reverse in April.

In February, Jerome Powell took over as US Federal Reserve (Fed) Chairman, replacing Janet Yellen. The Fed continued to unwind its balance sheet throughout the period, and raised the federal funds target rate 25 basis points twice; once in March and again in June. In Japan, Haruhiko Kuroda was reappointed to a second five-year term as Bank of Japan (BOJ) Governor, effectively extending the BOJ’s current monetary accommodation indefinitely.

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

By March, the rising yield trends in the US and Europe stalled and moderately reversed. Protectionist trade activity from the US in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high yield credit tiers in the US and Europe during the month, ultimately widening even further by the end of June.

In April, US Treasury yields rose sharply and the US dollar strengthened broadly as reflation sentiments appeared to again return to financial markets. The 10-year US Treasury yield rose above 3.00% for the first time in more than four years,

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ultimately reaching 3.11% on May 17, its highest level since 2011. However, risk aversion returned to global bond markets in the second half of May, as political issues in Italy raised concerns over the euro and Italian debt ratios. Consequently, yields in Italy, Spain, and much of peripheral Europe rose sharply, while yields in Germany, France, and the US declined as investors shifted to what they perceived as less risky investments. Several Latin American countries also saw rising yields and depreciations of their exchange rates during May, as upcoming elections in Mexico and Brazil, as well as policy concerns in Argentina appeared to increase regional volatility.

In the second half of June, a return of tariff threats from the US brought back risk aversion, driving the 10-year US Treasury yield back to where it began the month at 2.86%. Overall, the 10-year US Treasury yield finished the period 45 bps higher. In Europe, ECB president Mario Draghi provided updated guidance on the ECB’s monetary policy timeline at its June 14 meeting: The net asset purchase program will be reduced to €15 billion per month for October, November and December, and conclude at the end 2018. Draghi also indicated that rates would likely remain unchanged until at least the summer of 2019. The 10-year German bund correspondingly finished June four bps lower for the month at 0.30%, finishing the six-month period 13 bps lower than where it started.

On the whole, duration exposures in the US and in several parts of the world faced headwinds from rising rates during the period, with the exception of core European countries, which began the period with rising yields, but finished with sharply declining yields. Additionally, the US dollar started the period weaker before significantly strengthening against global currencies over the final three months. Avoiding US Treasury duration proved important to performance during the period, as did long exposure to the US dollar.

Investment Strategy

When allocating assets between the equity portion and the fixed income portion of the Fund, we apply a bottom up, fundamental research approach, considering the opportunity set within each asset class based on both absolute and relative valuations available within each asset class. We consider the relative valuation of equities versus bonds and the volatility and near-term risk of loss in each asset class.

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities.

When choosing fixed income investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forwards, but we may also use currency and currency index futures contracts, to provide a hedge against risks associated with other fixed income securities held in the Fund or to implement a currency investment strategy. The Fund may also enter into various other transactions involving derivatives from time to time, including interest-rate and bond futures contracts (including those on government securities) and swap agreements (which may include credit default and interest-rate swaps). The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, or may be used for hedging purposes.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

We continued to allocate in favor of equities during the period as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we sought to take advantage of valuation opportunities in emerging

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What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

market countries with favorable growth prospects, low indebtedness and higher reserves.

Equity

Key contributors to the Fund’s absolute performance during the period included Fila Korea, China Petroleum & Chemical Corporation (Sinopec) and Uni-President China.

Fila Korea is one of the leading sportswear companies in South Korea. It also licenses the Fila brand around the world and owns a stake in US golf product manufacturer Acushnet.2 Shares of Fila Korea advanced as the company’s efforts to revitalize its domestic business and expand in China helped improve quarterly earnings. Steady financial results from Acushnet also buoyed the stock.

Sinopec is one of the largest integrated energy and chemical companies in China. It is engaged in oil and gas exploration and production. The company also manufactures and markets petrochemicals and other chemical products. Sinopec shares benefited from soaring oil prices, and the company also reported robust quarterly earnings.

Uni-President China is a leading beverage and instant noodle manufacturer in China. It is a unit of Uni-President Enterprises,2 a food and beverage conglomerate in Taiwan. Shares of Uni-President China rose due to stronger full-year earnings as the company took steps to raise its profitability. As part of its strategy, it phased out underperforming products and increased its focus on higher margin brands.

In contrast, key performance detractors included Brilliance China Automotive, Samsung Electronics and Naspers.

Brilliance China Automotive manufactures and sells automobiles for the Chinese domestic market, predominantly through its joint venture with BMW,2 a German luxury car manufacturer. Brilliance China’s share price weakened as its full-year profit growth missed market expectations. China’s plans to remove foreign ownership limits and reduce import tariffs in the auto industry also weighed on the stock. However,

2. Not a Fund holding.

3. Also Fund holdings.

Top Five Equity Holdings
6/30/18

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	4.5%
Technology Hardware, Storage & Peripherals, South Korea
Naspers Ltd.	4.1%
Media, South Africa
Taiwan Semiconductor Manufacturing Co. Ltd.	2.9%
Semiconductors & Semiconductor Equipment, Taiwan
Brilliance China Automotive Holdings Ltd.	2.6%
Automobiles, China
Alibaba Group Holding Ltd.	2.5%
Internet Software & Services, China

rising wealth in China continued to underpin sales of premium cars in the country, and Brilliance China unveiled plans for new launches to meet consumers’ demands.

Samsung Electronics is a South Korea-based consumer electronics and semiconductor manufacturer. It is one of the world’s largest manufacturers of smartphones, tablets and memory chips as well as a key supplier of organic light-emitting diode (OLED) displays. Shares of the export-focused company were caught in the crosshairs of mounting global trade tensions. Concerns that Samsung could reduce its production of OLED smartphone panels amid weak demand for Apple’s iPhone X also created selling pressure. The stock’s decline was capped as Samsung reported better-than-expected quarterly earnings thanks to strength in its semiconductor business.

Naspers is an internet and media group based in South Africa and a leading provider of pay-television services in sub-Saharan Africa. It also has sizeable investments in some of the world’s leading technology companies, including China-based Tencent and Russia-based Mail.ru.3 Shares of Naspers retreated as it trimmed its stake in Tencent to raise cash for e-commerce investments. Nevertheless, it retains a considerable stake in Tencent and its full-year results were significantly lifted by the Chinese company’s strong performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect

.

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TEMPLETON EMERGING MARKETS BALANCED FUND

on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2018, the US dollar rose in value relative to most currencies. As a result, the Fund’s equity performance was negatively affected by the equity portfolio’s investment predominantly in securities with non-US currency exposure.

During the six-month period under review, we increased the Fund’s equity holdings primarily in China, India and Taiwan. In sector terms, we increased holdings mainly in financials, consumer discretionary and telecommunication services.4 Key purchases included a new position in China Construction Bank, one of the largest commercial banks in China. We also increased investments in China Mobile, a major telecommunication services provider in China, and Naver, a South Korea-based online search and mobile messenger company with users across Asia.

Meanwhile, we conducted some sales in favor of stocks that we considered more attractive within our investment universe. We reduced the Fund’s positions mainly in Thailand, Kenya and Indonesia. From a sector perspective, sales were largely in industrials, energy and utilities.5 In terms of key sales, we reduced holdings in South Korea-based memory chip maker SK Hynix, Russia-based internet services provider Mail.ru, and Thailand-based oil and gas producer PTT Exploration & Production.

Fixed Income

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. We continued to prefer local-currency positions in specific countries that we believed to have resilient economies and relatively higher, maintainable rate differentials. During the period, we held notable local-currency duration exposures in Brazil, Argentina, Colombia, Indonesia and India, and notable currency exposure to the Mexican peso. We also continued to

Top Five Fixed Income Holdings*
6/30/18
Issue/Issuer	% of Total Net Assets
Government of Ghana	4.9%
Argentine Bonos del Tesoro	4.2%
Government of India	4.1%
Government of Mexico	4.1%
Government of Indonesia	3.6%

* Excludes short-term investments.

hold net-negative positions in the euro and Japanese yen as hedges against a broadly strengthening US dollar and as directional views on the currencies. We also held net-negative positioning in the Australian dollar based on the Reserve Bank of Australia’s continued rate accommodation, and as a partial hedge against potential economic risks in China as well as broad-based beta risks across emerging markets. In credit markets, we continued to see areas of value in specific sovereign credits, but we largely preferred the risk-adjusted returns in specific areas of the local-currency bond markets over the more fully valued credit markets. Overall, the strategy was positioned for depreciation of the euro and yen, rising US Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies contributed to absolute results, while overall credit exposures had a largely neutral effect. Among currencies, positions in Latin America (Argentine peso and Brazilian real), Africa (Ghanaian cedi) and Asia ex-Japan (Indian rupee) detracted

4. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; internet and direct marketing retail; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The telecommunication services sector comprises wireless telecommunication services in the SOI.

5. The industrials sector comprises construction and engineering, industrial conglomerates, and trading companies and distributors in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The utilities sector comprises gas utilities in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS BALANCED FUND

from absolute performance. The Fund’s net-negative position in the euro contributed to absolute results, while its net-negative position in the Japanese yen had a largely neutral effect. The Fund maintained low overall portfolio duration, while holding duration exposures in select emerging markets. Select duration exposures in multiple regions contributed to absolute performance.

Thank you for your continued participation in Templeton Emerging Markets Balanced Fund. We look forward to serving your future investment needs.

Chetan Sehgal, CFA

Michael Hasenstab Ph.D.
Laura Burakreis Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS BALANCED FUND

Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A

6-Month	-7.29%	-12.64%

1-Year	+2.31%	-3.54%

5-Year	+15.09%	+1.63%

Since Inception (10/3/11)	+22.13%	+2.11%

Advisor

6-Month	-7.26%	-7.26%

1-Year	+2.50%	+2.50%

5-Year	+16.46%	+3.09%

Since Inception (10/3/11)	+24.11%	+3.26%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS BALANCED FUND

PERFORMANCE SUMMARY

Distributions (1/1/18–6/30/18)

Share Class	Net Investment Income

A	$0.2954

C	$0.2550

R	$0.2479

R6	$0.3130

Advisor	$0.3090

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver

A	1.50%	2.29%

Advisor	1.25%	2.04%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate due to factors affecting individual companies, particular industries or sectors, or general market conditions. Investments in emerging market countries involve special risks including currency fluctuations, economic and political uncertainties, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically exhibited greater price volatility than large company stocks. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The Fund’s investments in derivative securities and use of foreign currency techniques involve special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The markets for particular securities or types of securities are or may become relatively illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/2019. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$927.10	$ 7.07	$1,017.46	$7.40	1.48%
C	$1,000	$922.10	$10.63	$1,013.74	$11.13	2.23%
R	$1,000	$925.50	$ 8.26	$1,016.22	$8.65	1.73%
R6	$1,000	$927.80	$ 5.50	$1,019.09	$5.76	1.15%
Advisor	$1,000	$927.40	$ 5.88	$1,018.70	$6.16	1.23%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	11

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights

Templeton Emerging Markets Balanced Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended March 31,
		2017	2016[a]	2016	2015	2014	2013

Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.26	$9.03	$8.33	$9.36	$10.10	$11.38	$11.53

Income from investment operations[b]:

Net investment income[c]	0.24	0.40	0.20	0.23	0.30	0.36	0.34

Net realized and unrealized gains (losses)	(1.04)	2.14	0.60	(1.22)	(0.67)	(1.32)	(0.08)

Total from investment operations	(0.80)	2.54	0.80	(0.99)	(0.37)	(0.96)	0.26

Less distributions from:

Net investment income	(0.30)	(0.31)	(0.10)	(0.04)	(0.37)	(0.31)	(0.41)

Net realized gains	—	—	—	—	—	(0.01)	(—)	[d]

Total distributions	(0.30)	(0.31)	(0.10)	(0.04)	(0.37)	(0.32)	(0.41)

Net asset value, end of period	$10.16	$11.26	$9.03	$8.33	$9.36	$10.10	$11.38

Total return[e]	(7.29)%	28.31%	9.64%	(10.57)%	(3.66)%	(8.27)%	2.21%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	2.15%	2.33%	2.49%	2.25%	2.10%	2.04%	2.09%

Expenses net of waiver and payments by affiliates	1.48%	1.48%[g]	1.48%	1.50%	1.53%	1.54%	1.44%

Net investment income	4.25%	3.74%	3.00%	2.65%	3.00%	3.52%	3.01%

Supplemental data

Net assets, end of period (000’s)	$28,986	$28,572	$20,316	$23,171	$30,151	$29,971	$26,559

Portfolio turnover rate	10.97%	23.96%	26.32%	65.41%	48.32%	69.27%	4.65%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended March 31,
		2017	2016[a]	2016	2015	2014	2013

Class C
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.17	$8.96	$8.25	$9.30	$10.03	$11.32	$11.49

Income from investment operations[b]:

Net investment income[c]	0.19	0.32	0.14	0.16	0.23	0.28	0.24

Net realized and unrealized gains (losses)	(1.04)	2.13	0.60	(1.21)	(0.66)	(1.31)	(0.07)

Total from investment operations	(0.85)	2.45	0.74	(1.05)	(0.43)	(1.03)	0.17

Less distributions from:

Net investment income	(0.26)	(0.24)	(0.03)	—	(0.30)	(0.25)	(0.34)

Net realized gains	—	—	—	—	—	(0.01)	(—)[d]

Total distributions	(0.26)	(0.24)	(0.03)	—	(0.30)	(0.26)	(0.34)

Net asset value, end of period	$10.06	$11.17	$8.96	$8.25	$9.30	$10.03	$11.32

Total return[e]	(7.79)%	27.46%	9.02%	(11.29)%	(4.27)%	(8.96)%	1.38%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	2.90%	3.08%	3.24%	2.98%	2.80%	2.73%	2.88%

Expenses net of waiver and payments by affiliates	2.23%	2.23%[g]	2.23%	2.23%	2.23%	2.23%	2.23%

Net investment income	3.50%	2.99%	2.25%	1.92%	2.30%	2.83%	2.22%

Supplemental data

Net assets, end of period (000’s)	$4,640	$5,024	$3,143	$3,462	$4,079	$4,250	$3,256

Portfolio turnover rate	10.97%	23.96%	26.32%	65.41%	48.32%	69.27%	4.65%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended March 31,
		2017	2016[a]	2016	2015	2014	2013

Class R
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.24	$9.01	$8.32	$9.35	$10.09	$11.37	$11.51

Income from investment operations[b]:

Net investment income[c]	0.21	0.37	0.17	0.16	0.29	0.36	0.30

Net realized and unrealized gains (losses)	(1.03)	2.14	0.61	(1.17)	(0.68)	(1.34)	(0.07)

Total from investment operations	(0.82)	2.51	0.78	(1.01)	(0.39)	(0.98)	0.23

Less distributions from:

Net investment income	(0.25)	(0.28)	(0.09)	(0.02)	(0.35)	(0.29)	(0.37)

Net realized gains	—	—	—	—	—	(0.01)	(—)[d]

Total distributions	(0.25)	(0.28)	(0.09)	(0.02)	(0.35)	(0.30)	(0.37)

Net asset value, end of period	$10.17	$11.24	$9.01	$8.32	$9.35	$10.09	$11.37

Total return[e]	(7.45)%	28.08%	9.36%	(10.79)%	(3.85)%	(8.45)%	1.92%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	2.40%	2.58%	2.74%	2.48%	2.30%	2.23%	2.38%

Expenses net of waiver and payments by affiliates	1.73%	1.73%[g]	1.73%	1.73%	1.73%	1.73%	1.73%

Net investment income	4.00%	3.49%	2.75%	2.42%	2.80%	3.33%	2.72%

Supplemental data

Net assets, end of period (000’s)	$81	$262	$190	$149	$52	$53	$56

Portfolio turnover rate	10.97%	23.96%	26.32%	65.41%	48.32%	69.27%	4.65%

aFor the period April 1, 2016 to December 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017[a]

Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.27	$10.83

Income from investment operations[b]:
Net investment income[c]	0.25	0.19
Net realized and unrealized gains (losses)	(1.05)	0.48

Total from investment operations	(0.80)	0.67

Less distributions from net investment income	(0.31)	(0.23)

Net asset value, end of period	$10.16	$11.27

Total return[d]	(7.22)%	6.19%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.80%	1.91%
Expenses net of waiver and payments by affiliates	1.15%	1.15%	[f]
Net investment income	4.58%	4.07%

Supplemental data
Net assets, end of period (000’s)	$919	$838
Portfolio turnover rate	10.97%	23.96%

aFor the period August 1, 2017 (effective date) to December 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended March 31,
		2017	2016[a]	2016	2015	2014	2013

Advisor Class
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.27	$9.04	$8.35	$9.38	$10.11	$11.40	$11.54

Income from investment operations[b]:

Net investment income[c]	0.25	0.42	0.22	0.25	0.34	0.42	0.37

Net realized and unrealized gains (losses)	(1.05)	2.14	0.59	(1.22)	(0.67)	(1.36)	(0.08)

Total from investment operations	(0.80)	2.56	0.81	(0.97)	(0.33)	(0.94)	0.29

Less distributions from:

Net investment income	(0.31)	(0.33)	(0.12)	(0.06)	(0.40)	(0.34)	(0.43)

Net realized gains	—	—	—	—	—	(0.01)	(—)	[d]

Total distributions	(0.31)	(0.33)	(0.12)	(0.06)	(0.40)	(0.35)	(0.43)

Net asset value, end of period	$10.16	$11.27	$9.04	$8.35	$9.38	$10.11	$11.40

Total return[e]	(7.26)%	28.60%	9.78%	(10.32)%	(3.28)%	(8.07)%	2.43%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.90%	2.08%	2.24%	1.98%	1.80%	1.73%	1.88%

Expenses net of waiver and payments by affiliates	1.23%	1.23%[g]	1.23%	1.23%	1.23%	1.23%	1.23%

Net investment income	4.50%	3.99%	3.25%	2.92%	3.30%	3.83%	3.22%

Supplemental data

Net assets, end of period (000’s)	$8,295	$8,177	$4,060	$6,522	$8,068	$8,911	$17,346

Portfolio turnover rate	10.97%	23.96%	26.32%	65.41%	48.32%	69.27%	4.65%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, June 30, 2018 (unaudited)

Templeton Emerging Markets Balanced Fund

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 54.0%
	Belgium 0.2%
	Anheuser-Busch InBev SA/NV	Beverages	839	$84,791

	Brazil 1.2%
a	B2W Cia Digital	Internet & Direct Marketing Retail	8,700	60,394
	B3 SA - Brasil Bolsa Balcao	Capital Markets	29,600	156,210
	Lojas Americanas SA	Multiline Retail	42,900	143,367
	M. Dias Branco SA	Food Products	8,100	78,177
	Mahle-Metal Leve SA	Auto Components	10,300	69,162

				507,310

	Cambodia 0.5%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	260,000	236,272

	China 13.6%
a	Alibaba Group Holding Ltd., ADR	Internet Software & Services	5,746	1,066,055
	BAIC Motor Corp. Ltd., H	Automobiles	307,500	293,938
a	Baidu Inc., ADR	Internet Software & Services	646	156,978
	Brilliance China Automotive Holdings Ltd.	Automobiles	608,600	1,098,359
a	China Construction Bank Corp., H	Banks	519,400	479,942
	China Mobile Ltd.	Wireless Telecommunication Services	46,500	413,080
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	312,000	278,754
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	214,900	370,855
	NetEase Inc., ADR	Internet Software & Services	462	116,734
	Ping An Bank Co. Ltd., A	Banks	241,800	331,968
	Ping An Insurance Group Co. of China Ltd., A	Insurance	31,014	274,353
	Poly Culture Group Corp. Ltd., H	Media	17,600	28,040
	Tencent Holdings Ltd.	Internet Software & Services	13,800	692,634
	Uni-President China Holdings Ltd.	Food Products	148,000	190,139
	Weifu High-Technology Co. Ltd., B	Auto Components	28,126	61,227

				5,853,056

	Czech Republic 0.3%
	Moneta Money Bank AS	Banks	38,699	132,818

	Hong Kong 0.7%
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	72,000	167,014
	Sands China Ltd.	Hotels, Restaurants & Leisure	21,600	115,487

				282,501

	Hungary 0.7%
	MOL Hungarian Oil and Gas PLC	Oil, Gas & Consumable Fuels	9,450	91,313
	Richter Gedeon Nyrt	Pharmaceuticals	12,080	220,845

				312,158

	India 3.0%
	Bajaj Holdings & Investment Ltd.	Diversified Financial Services	4,587	193,129
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	19,783	168,485
a	ICICI Bank Ltd., ADR	Banks	63,470	509,664
	Infosys Ltd., ADR	IT Services	4,370	84,909
	Tata Investment Corp. Ltd.	Capital Markets	22,500	267,939
a	Tata Motors Ltd., ADR	Automobiles	2,798	54,701

				1,278,827

franklintempleton.com	Semiannual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Indonesia 1.8%
	Astra International Tbk PT	Automobiles	763,100	$351,463
	Bank Danamon Indonesia Tbk PT	Banks	672,600	299,220
	Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	316,500	44,062
	Semen Indonesia (Persero) Tbk PT	Construction Materials	162,000	80,548

				775,293

	Kenya 0.2%
	Equity Group Holdings Ltd.	Banks	166,444	76,294

	Mexico 1.2%
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, ADR	Banks	66,839	447,153
a,b	Corporacion GEO SAB de CV, B	Household Durables	5,256	128
a,b	Corporacion GEO SAB de CV, wts., 12/30/27	Household Durables	8,223	—
	Nemak SAB de CV	Auto Components	100,021	68,763

				516,044

	Nigeria 0.0%†
	Nigerian Breweries PLC	Beverages	12,313	3,890

	Pakistan 0.5%
	Habib Bank Ltd.	Banks	92,300	126,241
	United Bank Ltd.	Banks	61,000	84,413

				210,654

	Peru 0.8%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	16,456	224,295
c	Intercorp Financial Services Inc., Reg S	Banks	3,260	130,237

				354,532

	Russia 4.1%
	Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	5,600	24,645
	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	9,000	615,420
a,c	Mail.Ru Group Ltd., GDR, Reg S	Internet Software & Services	9,113	264,277
	Sberbank of Russia PJSC, ADR	Banks	32,719	472,299
a	Yandex NV, A	Internet Software & Services	10,780	387,002

				1,763,643

	Singapore 0.1%
	DBS Group Holdings Ltd.	Banks	1,456	28,437

	South Africa 4.6%
a,b,d	Edcon Holdings Ltd., F wts., 2/20/49	Specialty Retail	84	—
a,b,d	Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	1,503,436	—
a,b,d	Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	121,748	—
a,b,d	K2016470219 South Africa Ltd., A	Specialty Retail	1,390,834	1,014
a,b,d	K2016470219 South Africa Ltd., B	Specialty Retail	437,269	319
	Massmart Holdings Ltd.	Food & Staples Retailing	21,982	178,950
	MTN Group Ltd.	Wireless Telecommunication Services	4,739	37,293
	Naspers Ltd., N	Media	6,929	1,761,143

				1,978,719

	South Korea 10.4%
	Daelim Industrial Co. Ltd.	Construction & Engineering	2,562	175,715
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	12,935	390,230
	Hankook Tire Co. Ltd.	Auto Components	1,135	42,840
	Hankook Tire Worldwide Co. Ltd.	Diversified Financial Services	4,667	73,223

18	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
	Hanon Systems	Auto Components	15,578	$148,043
	HDC Holdings Co. Ltd.	Construction & Engineering	2,190	56,154
a	HDC Hyundai Development Co-Engineering & Construction	Construction & Engineering	3,618	174,834
	Hite Jinro Co. Ltd.	Beverages	3,640	64,126
	iMarketKorea Inc.	Trading Companies & Distributors	1,591	9,856
	Interpark Holdings Corp.	Internet & Direct Marketing Retail	10,111	25,608
	KT Skylife Co. Ltd.	Media	11,724	144,001
	LG Corp.	Industrial Conglomerates	2,325	150,289
	Naver Corp.	Internet Software & Services	732	500,732
	POSCO	Metals & Mining	1,138	335,666
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	46,258	1,934,674
	SK Hynix Inc	Semiconductors & Semiconductor Equipment	2,930	225,122

				4,451,113

	Taiwan 5.9%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	18,000	201,497
	CTBC Financial Holding Co. Ltd.	Banks	182,000	131,144
	FIT Hon Teng Ltd.	Electronic Equipment, Instruments & Components	125,100	56,602
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	163,990	447,901
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	1,400	206,356
	PChome Online Inc.	Internet Software & Services	14,000	59,057
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	40,200	82,744
	Primax Electronics Ltd.	Technology Hardware, Storage & Peripherals	43,100	87,440
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	178,000	1,265,084

				2,537,825

	Thailand 1.9%
	Kasikornbank PCL, fgn	Banks	44,000	266,667
	Kiatnakin Bank PCL, fgn	Banks	48,800	100,188
	Land and Houses PCL, fgn	Real Estate Management & Development	374,260	128,156
	PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	18,500	78,765
	Siam Commercial Bank PCL, fgn	Banks	13,200	47,400
	Thai Beverage PCL, fgn	Beverages	214,100	113,143
	Univanich Palm Oil PCL, fgn	Food Products	308,600	67,798

				802,117

	United Kingdom 1.7%
	Unilever PLC	Personal Products	13,080	724,103

	United States 0.6%
a	IMAX Corp.	Media	12,514	277,185

	Total Common Stocks and Other Equity Interests (Cost $18,695,638)			23,187,582

e	Participatory Notes (Cost $108,780) 0.3%
	Saudi Arabia 0.3%
	HSBC Bank PLC, Saudi Basic Industries Corp., 1/19/21	Chemicals	4,015	135,105

franklintempleton.com	Semiannual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Industry	Shares		Value
	Preferred Stocks 1.7%
	Brazil 1.7%
f	Banco Bradesco SA, 5.48%, ADR, pfd	Banks	49,956		$342,698
f	Itau Unibanco Holding SA, 8.866%, ADR, pfd	Banks	37,092		385,015

	Total Preferred Stocks (Cost $530,386)				727,713

			Principal Amount*

	Corporate Bonds and Notes 0.3%
	Bermuda 0.3%
g	Digicel Group Ltd., senior note, 144A, 7.125%, 4/01/22	Wireless Telecommunication Services	200,000		131,663

	South Africa 0.0%†
b,d,h	K2016470219 South Africa Ltd.,
	senior secured note, 144A, PIK, 3.00%, 12/31/22	Multiline Retail	106,998		669
	senior secured note, 144A, PIK, 8.00%, 12/31/22	Multiline Retail	40,491	EUR	946
d,h	K2016470260 South Africa Ltd., senior secured
	note, 144A, PIK, 25.00%, 12/31/22	Multiline Retail	65,377		6,537

					8,152

	Total Corporate Bonds and Notes (Cost $401,988)				139,815

	Foreign Government and Agency Securities 28.5%
	Argentina 4.4%
	Argentine Bonos del Tesoro,
	18.20%, 10/03/21		9,636,000	ARS	288,745
	16.00%, 10/17/23		27,763,000	ARS	862,364
	senior note, 15.50%, 10/17/26		20,834,000	ARS	651,499
	Government of Argentina,
	3.75%, 2/08/19		2,133,000	ARS	79,044
i	FRN, 27.947%, (ARS Badlar + 2.00%), 4/03/22		752,000	ARS	23,741

					1,905,393

	Brazil 3.9%
	Letra Tesouro Nacional,
	Strip, 7/01/20		1,814[j]	BRL	396,087
	Strip, 7/01/21		220[j]	BRL	43,115
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21		370[j]	BRL	97,029
	10.00%, 1/01/23		867[j]	BRL	219,423
	10.00%, 1/01/25		3,060[j]	BRL	748,143
	10.00%, 1/01/27		105[j]	BRL	25,014
[k]	Index Linked, 6.00%, 5/15/19		17[j]	BRL	13,998
[k]	Index Linked, 6.00%, 8/15/22		58[j]	BRL	47,609
[k]	Index Linked, 6.00%, 5/15/23		101[j]	BRL	82,560
[k]	Index Linked, 6.00%, 8/15/24		10[j]	BRL	8,196

					1,681,174

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Colombia 2.5%
Government of Colombia,
senior bond, 7.75%, 4/14/21	52,000,000	COP	$18,623
senior bond, 9.85%, 6/28/27	12,000,000	COP	5,173
Titulos de Tesoreria, senior bond, B, 11.25%, 10/24/18	93,000,000	COP	32,588
senior bond, B, 11.00%, 7/24/20	51,000,000	COP	19,321
senior bond, B, 7.00%, 5/04/22	2,703,000,000	COP	965,384
senior note, B, 7.00%, 9/11/19	56,000,000	COP	19,574

			1,060,663

Ghana 5.0%
Ghana Treasury Note, 17.24%, 11/11/19	70,000	GHS	14,621
17.18%, 1/06/20	50,000	GHS	10,396
16.50%, 2/17/20	80,000	GHS	16,404
Government of Ghana, 24.50%, 10/22/18	409,000	GHS	87,186
24.50%, 5/27/19	50,000	GHS	11,082
21.00%, 3/23/20	50,000	GHS	10,891
24.75%, 3/01/21	50,000	GHS	11,894
16.25%, 5/17/21	360,000	GHS	72,427
24.50%, 6/21/21	120,000	GHS	28,742
24.75%, 7/19/21	110,000	GHS	26,451
18.75%, 1/24/22	420,000	GHS	89,561
17.60%, 11/28/22	50,000	GHS	10,342
16.50%, 2/06/23	250,000	GHS	49,940
19.75%, 3/25/24	470,000	GHS	104,643
19.00%, 11/02/26	1,380,000	GHS	298,265
senior bond, 19.75%, 3/15/32	1,492,000	GHS	336,178
senior note, 21.50%, 3/09/20	50,000	GHS	10,956
senior note, 18.25%, 9/21/20	50,000	GHS	10,452
senior note, 24.00%, 11/23/20	1,470,000	GHS	341,948
senior note, 16.50%, 3/22/21	2,900,000	GHS	587,318
senior note, 18.25%, 7/25/22	100,000	GHS	21,087

			2,150,784

India 4.1%
Government of India,
senior bond, 8.08%, 8/02/22	80,000,000	INR	1,175,343
senior bond, 8.13%, 9/21/22	40,000,000	INR	588,519

			1,763,862

Indonesia 3.6%
Government of Indonesia, senior bond, FR31, 11.00%, 11/15/20	31,000,000	IDR	2,332
senior bond, FR34, 12.80%, 6/15/21	1,775,000,000	IDR	140,861
senior bond, FR35, 12.90%, 6/15/22	35,000,000	IDR	2,867
senior bond, FR36, 11.50%, 9/15/19	63,000,000	IDR	4,645
senior bond, FR43, 10.25%, 7/15/22	43,000,000	IDR	3,262
senior bond, FR53, 8.25%, 7/15/21	10,153,000,000	IDR	720,381
senior bond, FR56, 8.375%, 9/15/26	759,000,000	IDR	54,271
senior bond, FR61, 7.00%, 5/15/22	24,000,000	IDR	1,639

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Indonesia (continued)
	Government of Indonesia, (continued)
	senior bond, FR63, 5.625%, 5/15/23	9,000,000	IDR	$586
	senior bond, FR68, 8.375%, 3/15/34	890,000,000	IDR	62,682
	senior bond, FR70, 8.375%, 3/15/24	7,738,000,000	IDR	552,783
	senior note, FR69, 7.875%, 4/15/19	36,000,000	IDR	2,526

				1,548,835

	Mexico 4.1%
	Government of Mexico,
	senior bond, M, 8.00%, 6/11/20	148,500[l]	MXN	752,255
	senior bond, M, 6.50%, 6/10/21	48,700[l]	MXN	237,576
	senior note, M, 5.00%, 12/11/19	149,800[l]	MXN	725,946
	senior note, M 10, 8.50%, 12/13/18	6,500[l]	MXN	32,884

				1,748,661

	Senegal 0.5%
g	Government of Senegal, 144A, 6.25%, 7/30/24	200,000		196,888

	Ukraine 0.4%
a,g,m	Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	250,000		158,151

	Total Foreign Government and Agency Securities (Cost $14,186,873)			12,214,411

	Total Investments before Short Term Investments (Cost $33,923,665)			36,404,626

	Short Term Investments 12.7%

	Foreign Government and Agency Securities 10.7%
	Argentina 1.9%
	[n] Argentina Treasury Bill, 9/14/18 - 10/12/18	452,000	ARS	16,203
	Argentine Bonos del Tesoro, 21.20%, 9/19/18	778,000	ARS	25,796
	Letras del Banco Central de la Republica Argentina,
	Strip, 7/18/18 - 11/21/18	7,972,000	ARS	254,437
	Strip, 9/19/18	16,287,000	ARS	515,903

				812,339

	Egypt 8.0%
n	Egypt Treasury Bill,
	7/10/18 - 11/06/18	48,075,000	EGP	2,598,340
	7/24/18	14,900,000	EGP	823,148

				3,421,488

	Ghana 0.1%
	Ghana Treasury Note, 21.00%, 1/07/19	100,000	GHS	21,232

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Principal Amount*		Value
	Short Term Investments (continued)
	Foreign Government and Agency Securities (continued)
	Mexico 0.7%
n	Mexico Treasury Bill, 7/05/18 - 12/06/18	641,140[o]	MXN	$318,129

	Total Foreign Government and Agency Securities (Cost $5,004,084)			4,573,188

	Total Investments before Money Market Funds (Cost $38,927,749)			40,977,814

		Shares
	Money Market Funds (Cost $860,020) 2.0%
	United States 2.0%
p,q	Institutional Fiduciary Trust Money Market Portfolio, 1.51%	860,020	860,020

	Total Investments (Cost $39,787,769) 97.5%.		41,837,834
	Other Assets, less Liabilities 2.5%		1,082,571

	Net Assets 100.0%		$42,920,405

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $394,514, representing 0.9% of net assets.

dSee Note 9 regarding restricted securities.

eSee Note 1(d) regarding Participatory Notes.

fVariable rate security. The rate shown represents the yield at period end.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $486,702, representing 1.2% of net assets.

hIncome may be received in additional securities and/or cash.

iThe coupon rate shown represents the rate at period end.

jPrincipal amount is stated in 1,000 Brazilian Real Units.

kRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(f).

lPrincipal amount is stated in 100 Mexican Peso Units.

mThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

nThe security was issued on a discount basis with no stated coupon rate.

oPrincipal amount is stated in 10 Mexican Peso Units.

pSee Note 3(f) regarding investments in affiliated management investment companies.

qThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	Semiannual Report	23

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	DBAB	Sell	50,000	$ 58,520	7/05/18	$ 76	$ —
Euro	BOFA	Sell	34,000	40,990	7/09/18	1,237	—
Australian Dollar	JPHQ	Sell	116,386	89,004	7/12/18	2,857	—
Euro	DBAB	Sell	107,375	133,564	7/12/18	7,991	—
Euro	JPHQ	Sell	68,683	81,138	7/16/18	790	—
Euro	GSCO	Sell	60,500	75,456	7/18/18	4,670	—
Euro	JPHQ	Sell	66,000	76,555	7/23/18	—	(695)
Euro	DBAB	Sell	33,300	38,679	7/25/18	—	(303)
Japanese Yen	BOFA	Sell	104,410,000	971,256	7/30/18	26,017	—
Japanese Yen	BOFA	Sell	104,410,000	962,304	7/31/18	16,996	—
Euro	CITI	Sell	231,595	278,052	8/09/18	6,624	—
Australian Dollar	JPHQ	Sell	116,307	88,962	8/13/18	2,864	—
Euro	DBAB	Sell	623,000	749,111	8/15/18	18,608	—
Brazilian Real	HSBK	Buy	300,000	81,005	8/20/18	—	(3,947)
Euro	JPHQ	Sell	86,350	102,410	8/20/18	1,119	—
Euro	JPHQ	Sell	68,683	81,623	8/21/18	1,050	—
Euro	UBSW	Sell	25,815	30,699	8/21/18	415	—
Euro	DBAB	Sell	154,000	182,606	8/24/18	1,903	—
Euro	JPHQ	Sell	27,000	32,067	8/24/18	385	—
Euro	DBAB	Sell	170,033	200,804	8/29/18	1,208	—
Euro	BOFA	Sell	102,000	119,736	9/07/18	—	(81)
Euro	DBAB	Sell	50,000	58,790	9/07/18	56	—
Australian Dollar	JPHQ	Sell	116,307	88,980	9/12/18	2,875	—
Euro	DBAB	Sell	107,375	127,187	9/12/18	1,008	—
Australian Dollar	CITI	Sell	233,000	177,435	9/13/18	4,939	—
Mexican Peso	CITI	Buy	8,872,126	463,163	9/13/18	—	(21,749)
Euro	BOFA	Sell	48,370	57,216	9/18/18	349	—
Euro	GSCO	Sell	60,500	70,693	9/20/18	—	(445)
Euro	UBSW	Sell	25,815	30,165	9/20/18	—	(189)
Euro	DBAB	Sell	372,300	433,966	9/24/18	—	(3,935)
Euro	JPHQ	Sell	68,683	80,119	9/25/18	—	(673)
Australian Dollar	BOFA	Sell	696,000	514,803	9/28/18	—	(492)
Euro	DBAB	Sell	169,967	198,703	9/28/18	—	(1,275)
Mexican Peso	CITI	Buy	5,103,220	251,514	9/28/18	1,820	—
Mexican Peso	CITI	Buy	8,620,000	451,304	10/24/18	—	(25,175)
Mexican Peso	CITI	Buy	503,572	24,448	12/06/18	276	—
Mexican Peso	CITI	Buy	3,666,807	191,498	1/02/19	—	(12,232)

Total Forward Exchange Contracts						$ 106,133	$ (71,191)

Net unrealized appreciation (depreciation)						$ 34,942

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At June 30, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR Pay Fixed 2.775%	Quarterly Semi-Annual	10/04/23	$20,000	$ 89
Receive Floating 3-month USD LIBOR Pay Fixed 2.795%	Quarterly Semi-Annual	10/04/23	20,000	69
Receive Floating 3-month USD LIBOR Pay Fixed 2.765%	Quarterly Semi-Annual	10/07/23	20,000	102
Receive Floating 3-month USD LIBOR Pay Fixed 1.914%	Quarterly Semi-Annual	1/22/25	680,000	37,371
Receive Floating 3-month USD LIBOR Pay Fixed 1.970%	Quarterly Semi-Annual	1/23/25	850,000	43,737
Receive Floating 3-month USD LIBOR Pay Fixed 1.973%	Quarterly Semi-Annual	1/27/25	510,000	26,212
Receive Floating 3-month USD LIBOR Pay Fixed 1.937%	Quarterly Semi-Annual	1/29/25	130,000	6,959
Receive Floating 3-month USD LIBOR Pay Fixed 1.942%	Quarterly Semi-Annual	1/30/25	110,000	5,869
Receive Floating 3-month USD LIBOR Pay Fixed 1.817%	Quarterly Semi-Annual	2/03/25	160,000	9,840
Receive Floating 3-month USD LIBOR Pay Fixed 3.668%	Quarterly Semi-Annual	10/04/43	10,000	(1,363)
Receive Floating 3-month USD LIBOR Pay Fixed 3.687%	Quarterly Semi-Annual	10/04/43	10,000	(1,398)
Receive Floating 3-month USD LIBOR Pay Fixed 3.675%	Quarterly Semi-Annual	10/07/43	10,000	(1,374)
Receive Floating 3-month USD LIBOR Pay Fixed 2.794%	Quarterly Semi-Annual	3/13/47	200,000	4,121
Receive Floating 3-month USD LIBOR Pay Fixed 2.980%	Quarterly Semi-Annual	2/20/48	116,000	(2,406)
Receive Floating 3-month USD LIBOR Pay Fixed 3.002%	Quarterly Semi-Annual	2/22/48	116,000	(2,772)
Receive Floating 3-month USD LIBOR Pay Fixed 3.019%	Quarterly Semi-Annual	2/23/48	116,000	(3,187)

Total Interest Rate Swap Contracts				$121,869

See Note 10 regarding other derivative information.

See Abbreviations on page 42.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Templeton Emerging Markets Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$38,927,749
Cost - Non-controlled affiliates (Note 3f)	860,020

Value - Unaffiliated issuers	$40,977,814
Value - Non-controlled affiliates (Note 3f)	860,020
Cash	1,011
Foreign currency, at value (cost $10,677)	9,676
Receivables:
Investment securities sold	505,163
Capital shares sold	105,179
Dividends and interest	455,188
Affiliates	66,340
Deposits with brokers for: Centrally cleared swap contracts	143,295
Variation margin on centrally cleared swap contracts	1,365
Unrealized appreciation on OTC forward exchange contracts	106,133
Other assets	30

Total assets	43,231,214

Liabilities:
Payables:
Capital shares redeemed	65,414
Management fees	20,631
Distribution fees	21,252
Transfer agent fees	5,613
Professional fees	37,215
Unrealized depreciation on OTC forward exchange contracts	71,191
Deferred tax	51,426
Accrued expenses and other liabilities	38,067

Total liabilities	310,809

Net assets, at value	$42,920,405

Net assets consist of:
Paid-in capital	$48,284,499
Distributions in excess of net investment income	(138,611)
Net unrealized appreciation (depreciation)	2,127,137
Accumulated net realized gain (loss)	(7,352,620)

Net assets, at value	$42,920,405

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Templeton Emerging Markets Balanced Fund

Class A:
Net assets, at value	$28,985,670

Shares outstanding	2,853,734

Net asset value per share[a]	$10.16

Maximum offering price per share (net asset value per share ÷ 94.25%)	$10.78

Class C:
Net assets, at value	$4,640,075

Shares outstanding	461,257

Net asset value and maximum offering price per share[a]	$10.06

Class R:
Net assets, at value	$81,121

Shares outstanding	7,976

Net asset value and maximum offering price per share	$10.17

Class R6:
Net assets, at value	$918,777

Shares outstanding	90,471

Net asset value and maximum offering price per share	$10.16

Advisor Class:
Net assets, at value	$8,294,762

Shares outstanding	816,228

Net asset value and maximum offering price per share	$10.16

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Templeton Emerging Markets Balanced Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$294,703
Non-controlled affiliates (Note 3f)	12,183
Interest: (net of foreign taxes)~ Unaffiliated issuers	997,899

Total investment income	1,304,785

Expenses:
Management fees (Note 3a)	261,725
Distribution fees: (Note 3c)
Class A	38,084
Class C	25,478
Class R	578
Transfer agent fees: (Note 3e)
Class A	33,000
Class C	5,520
Class R	249
Class R6	560
Advisor Class.	9,520
Custodian fees (Note 4)	11,672
Reports to shareholders	15,089
Registration and filing fees	43,541
Professional fees	36,989
Other	13,667

Total expenses	495,672
Expenses waived/paid by affiliates (Note 3f and 3g)	(151,786)

Net expenses	343,886

Net investment income	960,899

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:# Unaffiliated issuers	547,823
Foreign currency transactions	(9,648)
Forward exchange contracts	(81,731)
Swap contracts	(4,434)

Net realized gain (loss)	452,010

Net change in unrealized appreciation (depreciation) on:
Investments: Unaffiliated issuers	(5,284,302)
Translation of other assets and liabilities denominated in foreign currencies	(20,886)
Forward exchange contracts	233,775
Swap contracts	99,321
Change in deferred taxes on unrealized appreciation	(13,774)

Net change in unrealized appreciation (depreciation)	(4,985,866)

Net realized and unrealized gain (loss)	(4,533,856)

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2018 (unaudited)

Templeton Emerging Markets Balanced Fund

Net increase (decrease) in net assets resulting from operations	$(3,572,957)

*Foreign taxes withheld on dividends	$42,098
~Foreign taxes withheld on interest	$71,673
#Net of foreign taxes	$19,665

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Balanced Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$960,899	$1,303,015
Net realized gain (loss)	452,010	646,214
Net change in unrealized appreciation (depreciation)	(4,985,866)	6,304,418

Net increase (decrease) in net assets resulting from operations	(3,572,957)	8,253,647

Distributions to shareholders from:
Net investment income:
Class A	(822,193)	(728,722)
Class C	(119,516)	(97,169)
Class R	(3,937)	(6,122)
Class R6	(27,484)	(10,627)
Advisor Class	(247,004)	(212,342)

Total distributions to shareholders	(1,220,134)	(1,054,982)

Capital share transactions: (Note 2)
Class A	3,617,740	3,119,005
Class C	155,393	1,067,732
Class R	(161,498)	26,290
Class R6	183,839	832,036
Advisor Class	1,044,760	2,920,637

Total capital share transactions	4,840,234	7,965,700

Net increase (decrease) in net assets	47,143	15,164,365
Net assets:
Beginning of period	42,873,262	27,708,897

End of period	$42,920,405	$42,873,262

Undistributed net investment income included in net assets:
End of period	$—	$120,624

Distributions in excess of net investment income included in net assets:
End of period	$(138,611)	$—

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TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2018, the Fund had OTC derivatives in a net liability position for such contracts of $49,444.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in certain foreign markets without registering with the market regulator. Income received from P-Notes is recorded as dividend income

franklintempleton.com	Semiannual Report	33

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Participatory Notes (continued)

in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized ($0.01 par value) . Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	584,514	$6,606,920	1,120,344	$11,790,630
Shares issued in reinvestment of distributions	75,262	813,331	67,251	721,811
Shares redeemed	(342,687)	(3,802,511)	(901,248)	(9,393,436)

Net increase (decrease)	317,089	$3,617,740	286,347	$3,119,005

Class C Shares:
Shares sold	89,598	$1,015,955	221,248	$2,315,133
Shares issued in reinvestment of distributions	11,025	118,206	8,994	96,023
Shares redeemed	(89,278)	(978,768)	(131,080)	(1,343,424)

Net increase (decrease)	11,345	$155,393	99,162	$1,067,732

Class R Shares:
Shares sold	1,504	$17,013	3,159	$34,505
Shares issued in reinvestment of distributions	353	3,937	571	6,122
Shares redeemed	(17,173)	(182,448)	(1,548)	(14,337)

Net increase (decrease)	(15,316)	$(161,498)	2,182	$26,290

Class R6 Shares[a]:
Shares sold	29,545	$335,513	77,854	$871,524
Shares issued in reinvestment of distributions	2,548	27,484	953	10,523
Shares redeemed	(15,976)	(179,158)	(4,453)	(50,011)

Net increase (decrease)	16,117	$183,839	74,354	$832,036

Advisor Class Shares:
Shares sold	175,693	$1,981,611	653,669	$6,937,088
Shares issued in reinvestment of distributions	22,557	243,622	18,465	200,069
Shares redeemed	(107,344)	(1,180,473)	(395,928)	(4,216,520)

Net increase (decrease)	90,906	$1,044,760	276,206	$2,920,637

aFor the period August 1, 2017 (effective date) to December 31, 2017.

franklintempleton.com	Semiannual Report	35

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.150%	Up to and including $500 million
1.100%	Over $500 million, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

Prior to May 1, 2018 , the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.150%	Up to and including $1 billion
1.100%	Over $1 billion, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 1.150% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$9,590
CDSC retained	$654

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $48,849, of which $29,321 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April, 2013, the waiver was accounted for as a reduction to management fee. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	2,168,631	7,343,089	(8,651,700)	860,020	$860,020	$12,183	$ —	$—

franklintempleton.com	Semiannual Report	37

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.23%, and Class R6 does not exceed 1.15% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2019.

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class, until April 30, 2019.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$4,152,174
Long Term	3,445,805

Total capital loss carryforwards	$7,597,979

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$40,003,508

Unrealized appreciation	$6,763,706
Unrealized depreciation	(4,756,587)

Net unrealized appreciation (depreciation)	$2,007,119

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $7,461,436 and $4,290,858, respectively.

7. Credit Risk and Defaulted Securities

At June 30, 2018, the Fund had 16.9% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Shares/ Warrants		Issuer	Acquisition Date	Cost	Value
84		Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$1	$—
1,503,436		Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	15,930	—
121,748		Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	1,290	—
1,390,834		K2016470219 South Africa Ltd., A	10/11/11 - 2/01/17	8,179	1,014
437,269		K2016470219 South Africa Ltd., B	2/01/17	325	319
106,998		K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	10/11/11 - 6/30/18	139,116	669
40,491	EUR	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 8.00%, 12/31/22	2/01/17 - 6/30/18	23,798	946
65,377		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 6/30/18	54,807	6,537

		Total Restricted Securities (Value is 0.0%† of Net Assets)		$243,446	$9,485

*In U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of Net Assets.

10. Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$134,369	[a]	Variation margin on centrally cleared swap contracts	$12,500	[a]
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	106,133		Unrealized depreciation on OTC forward exchange contracts	71,191
Value recovery instruments	Investments in securities, at value	158,151	[b]

Totals		$398,653			$83,691

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton  Emerging  Markets  Balanced  Fund (continued)

10. Other Derivative Information (continued)

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized

				appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$(4,434)		Swap contracts	$99,321

Foreign exchange contracts	Forward exchange contracts	(81,731)		Forward exchange contracts	233,775

Value recovery instruments	Investments	636	[a]	Investments	18,514	[a]

Totals		$(85,529)			$351,610

aVRI contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2018, the average month end notional amount of swap contracts represented $2,978,571. The average month end contract value and fair value of forward exchange contracts and VRI, was $8,489,980 and $166,453, respectively.

See Note1(c) regarding derivative financial instruments.

See Abbreviations on page 42.

11. Credit Facility

The Fund together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

• Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton  Emerging  Markets  Balanced  Fund (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Mexico	$515,916	$—	$128[c]	$516,044
South Africa	1,977,386	—	1,333[c]	1,978,719
All Other Equity Investments	21,420,532	—	—	21,420,532
Participatory Notes	—	135,105	—	135,105
Corporate Bonds and Notes:
Bermuda	—	131,663	—	131,663
South Africa	—	6,537	1,615	8,152
Foreign Government and Agency Securities	—	12,214,411	—	12,214,411
Short Term Investments	860,020	4,573,188	—	5,433,208

Total Investments in Securities	$24,773,854	$17,060,904	$3,076	$41,837,834

Other Financial Instruments:
Forward Exchange Contracts	$—	$106,133	$—	$106,133
Swap Contracts	—	134,369	—	134,369

Total Other Financial Instruments	$—	$240,502	$—	$240,502

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$71,191	$—	$71,191
Swap Contracts	—	12,500	—	12,500

Total Other Financial Instruments	$—	$83,691	$—	$83,691

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Abbreviations

Counterparty		Currency		Currency
BOFA	Bank of America Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
CITI	Citigroup, Inc.	BRL	Brazilian Real	BADLAR	Argentina Deposit Rates Badlar Private
DBAB	Deutsche Bank AG	COP	Colombian Peso		Banks ARS
GSCO	The Goldman Sachs Group, Inc.	EGP	Egyptian Pound	FRN	Floating Rate Note
HSBK	HSBC Bank PLC	EUR	Euro	GDP	Gross Domestic Product
JPHQ	JP Morgan Chase & Co.	GHS	Ghanaian Cedi	GDR	Global Depositary Receipt
UBSW	UBS AG	IDR	Indonesian Rupiah	LIBOR	London InterBank Offered Rate
		INR	Indian Rupee	PIK	Payment-In-Kind
		MXN	Mexican Peso	VRI	Value Recovery Instruments
		USD	United States Dollar

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TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

At December 31, 2017, more than 50% of Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on March 14, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6, and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class A	$0.0236	$0.3614	$0.0498
Class C	$0.0236	$0.2992	$0.0411
Class R	$0.0236	$0.3368	$0.0463
Class R6	$0.0236	$0.4004	$0.0552
Advisor Class	$0.0236	$0.3868	$0.0532

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2019, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON EMERGING MARKETS BALANCED FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INVESTMENT TRUST Templeton Emerging Markets Balanced Fund

(Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of the Templeton Global Investment Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Asset Management, Ltd. (TAML) and the Trust, on behalf of the Fund and the investment sub-advisory agreement between TAML and Franklin Advisers, Inc. (Sub-Adviser), an affiliate of TAML, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. TAML and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

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TEMPLETON EMERGING MARKETS BALANCED FUND

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional emerging markets funds. The Board noted that the Fund’s annualized income return for the one-, three- and five-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe. The Board further noted management’s explanation that comparing the Fund to the Performance Universe is not an apt comparison as most of the funds that comprise the Performance Universe invest only in equity securities, whereas the Fund invests in a diversified portfolio of equity securities, and fixed and floating rate debt obligations. Given the Fund’s investment objective to seek both income and capital appreciation and management’s explanation, the Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the one-year period, while below the median, exceeded 28%. The Board further noted management’s continued attention to the portfolio management team.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 10 other emerging markets funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted management’s proposed changes to the Fund’s Management Rate breakpoint levels that would be effective on May 1, 2018. The Board also noted that the Fund’s actual total expense ratio reflected a fee waiver from management and that the Sub-Adviser is paid out of the management fee TAML receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON EMERGING MARKETS BALANCED FUND

SHAREHOLDER INFORMATION

consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, Pricewaterhouse-Coopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by each Manager and its affiliates, the

Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Templeton Emerging Markets Balanced Fund
Investment Manager
Templeton Asset Management Ltd.
Subadvisor
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	080 S 08/18

Semiannual Report and Shareholder Letter June 30, 2018

Templeton Global Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended June 30, 2018, the global economy generally expanded amid price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. The European Central Bank did not change its benchmark interest rate during the period, but announced in June that it would begin reducing its monthly bond purchases in October 2018, while keeping interest rates unchanged through the summer of 2019. The US Federal Reserve raised the federal funds rate range by 0.25% in March and June 2018, after a 0.25% increase in December 2017, shortly before the period, and continued reducing its balance sheet. Global markets were pressured by Korean peninsula tensions, worries that central banks could raise interest rates due to strong economic growth and rising inflation, US trade conflicts with China and other allies, and concerns about consumer data privacy. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, had a -0.13% total return.1 Global government and corporate bonds, as measured by the Bloomberg Barclays Multiverse Index, had a -1.58% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Balanced Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Contents

Semiannual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Global Balanced Fund

This semiannual report for Templeton Global Balanced Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund’s equity component generally consists of stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component primarily consists of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate and emerging market debt securities that offer the opportunity to realize income.

Performance Overview

The Fund’s Class A shares had a -2.36% cumulative total return for the six months under review. In comparison, global equity and fixed income markets, as measured by the Fund’s benchmark, an equally weighted combination of the MSCI All Country World Index (ACWI) and the Bloomberg Barclays Multiverse Index, had a -0.79% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across

Asset Allocation*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as measured by the MSCI All Country World Index (ACWI). During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks generated a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment.

1. Source: Morningstar. The Fund’s benchmark is currently weighted 50% for the MSCI ACWI and 50% for the Bloomberg Barclays Multiverse Index and is rebalanced monthly. For the six months ended 6/30/18, the MSCI ACWI posted a -0.13% total return and the Bloomberg Barclays Multiverse Index posted a -1.58% total return.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 20.

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TEMPLETON GLOBAL BALANCED FUND

The US economy moderated in 2018’s first quarter due to a slowdown in consumer spending, exports, federal, state and local government spending, as well as a decline in residential fixed income investment. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter declined, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.

The six-month period began with sharply rising yields in the US and Europe as reflation sentiments appeared to return to markets. Deregulation efforts and tax cuts were anticipated to add stimulus to an already strong US economy. The 10-year US Treasury yield rose 45 basis points (bps), finishing February at 2.86%. In Europe, the 10-year German bund yield rose 27 bps during January, reaching its peak yield for the period at 0.70% on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank (ECB) later in the year, but those expectations would diminish by the end of the period. Overall, the US dollar was broadly weaker against the euro and global currencies during the opening months of the period, but that trend would sharply reverse in April.

In February, Jerome Powell took over as US Federal Reserve (Fed) Chairman, replacing Janet Yellen. The Fed continued to unwind its balance sheet throughout the period, and raised the federal funds target rate 25 basis points twice; once in March and again in June. In Japan, Haruhiko Kuroda was reappointed to a second five-year term as Bank of Japan (BOJ) Governor, effectively extending the BOJ’s current monetary accommodation indefinitely.

By March, the rising yield trends in the US and Europe stalled and moderately reversed. Protectionist trade activity from the US in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high yield credit tiers in the US and Europe during the month, ultimately widening even further by the end of June.

In April, US Treasury yields rose sharply and the US dollar strengthened broadly as reflation sentiments appeared to again return to financial markets. The 10-year US Treasury yield rose above 3.00% for the first time in more than four years, ultimately reaching 3.11% on May 17, its highest level since 2011. However, risk aversion returned to global bond markets in the second half of May, as political issues in Italy raised concerns over the euro and Italian debt ratios. Consequently, yields in Italy, Spain, and much of peripheral Europe rose sharply, while yields in Germany, France, and the US declined as investors shifted to what they perceived as less risky investments. Several Latin American countries also saw rising yields and depreciations of their exchange rates during May, as upcoming elections in Mexico and Brazil, as well as policy concerns in Argentina appeared to increase regional volatility.

2. Source: US Bureau of Labor Statistics.

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In the second half of June, a return of tariff threats from the US brought back risk aversion, driving the 10-year US Treasury yield back to where it began the month at 2.86%. Overall, the 10-year US Treasury yield finished the period 45 bps higher. In Europe, ECB president Mario Draghi provided updated guidance on the ECB’s monetary policy timeline at its June 14 meeting: The net asset purchase program will be reduced to €15 billion per month for October, November and December, and conclude at the end 2018. Draghi also indicated that rates would likely remain unchanged until at least the summer of 2019. The 10-year German bund correspondingly finished June four bps lower for the month at 0.30%, finishing the six-month period 13 bps lower than where it started.

On the whole, duration exposures in the US and in several parts of the world faced headwinds from rising rates during the period, with the exception of core European countries, which began the period with rising yields, but finished with sharply declining yields. Additionally, the US dollar started the period weaker before significantly strengthening against global currencies over the final three months. Avoiding US Treasury duration proved important to performance during the period, as did long exposure to the US dollar.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When choosing equity securities for the Fund, we use a fundamental research, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When choosing fixed income investments for the Fund, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. In our analysis of corporate debt securities, we consider a variety of factors, including a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

respect to sovereign debt securities, we consider market, political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forwards, but we may also use other derivative instruments, to provide a hedge against risks associated with other securities held in the Fund or to implement a currency investment

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TEMPLETON GLOBAL BALANCED FUND

strategy. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, and may be used for hedging or investment purposes.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

We maintained the Fund’s asset allocation in favor of equities during the period given what we considered attractive valuation and yield opportunities in the equity markets. Within fixed income, we sought to take advantage of valuation opportunities in countries with favorable growth prospects, low indebtedness and higher reserves.

Equity

Global equities, as measured by the MSCI ACWI, declined during the six-month period under review. Intensifying trade tensions and their potential to slow global economic growth weighed on sentiment. Concerns also arose synchronized global growth might be coming to an end, as the US economy looked resilient, while pockets of Europe, Asia and Latin America faced various challenges. Developed-market stocks, as measured by MSCI indexes, performed better than their emerging- and frontier-market peers, which generally suffered fairly steep declines.

In this environment, the equity portion underperformed its benchmark index for the six-month period, primarily due to stock selection and an underweighting in information technology (IT), an overweighting in financials (although stock selection offset some of the negative effect of the overweighting) and stock selection and an underweighting in consumer discretionary.3

In IT, Japan-based Omron, a manufacturer of sensing and control technology for automation, health care and other applications, was a significant relative detractor. Looking at the longer term, we believe Omron is well-positioned to take advantage of the structural and cyclical growth in automation

Top Five Equity Holdings

6/30/18
Company Sector/Industry, Country	% of Total Net Assets
BP PLC Oil, Gas & Consumable Fuels, U.K.	1.9%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	1.8%
Eni SpA Oil, Gas & Consumable Fuels, Italy	1.8%
Teva Pharmaceutical Industries Ltd. Pharmaceuticals, Israel	1.5%
Oracle Corp. Software, U.S.	1.5%

and health care. In IT more generally, we remain skeptical about the sustainability of the sector’s outperformance given that recent strength has been driven primarily by multiple expansion, not earnings growth. Indeed, the price-to-sales ratio for the S&P 500 Information Technology Index has almost doubled over the past five years, while trend earnings growth has moderated. We cannot explain why contracting growth is being rewarded with an expanding multiple, and we have continued to underweight the sector amid what appears to us to be the biggest divergence between tech valuations and fundamentals since the late 1990s.

In financials, the wave of optimism that supported European banks last year, spurred by greater-than-expected eurozone growth and France avoiding a populist election victory, has been replaced by concerns about Italian political risk and the ECB’s ability to normalize monetary policy amid weaker economic indicators. We believe investor concerns about Italy’s possible withdrawal from the EU are overblown. Italy certainly has its challenges, including high public debt, rigid labor markets, low productivity, high unit labor costs, a fragmented banking system, an inefficient tax base, political fragility and so on. But we believe the country is far better off in the union than it would be outside of it. Were Italy to leave, we believe its banks would be insolvent, its government would default on its obligations, and the purchasing power of household savings would be vastly diminished once redenominated into easily assailable lira. In our view, recent Italian drama has done little more than push out ECB interest-rate hikes a few months and take some air out of the euro—not necessarily adverse developments for an

3. The information technology sector comprises communications equipment; electronic equipment, instruments and components; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The financials sector comprises banks, capital markets and insurance in the SOI. The consumer discretionary sector comprises auto components; hotels, restaurants and leisure; household durables; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

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export-oriented trading bloc accustomed to expansive monetary policy. The largest one-day spike in Italian bond yields since 1993 may also have been a helpful warning, much like the one experienced by Greece in 2015, that financial markets remain vigilant. After reducing exposure to European financials amid last year’s strength, we have viewed more recent volatility as a selective buying opportunity.

In consumer discretionary, UK-based Kingfisher, the largest home improvement retailer in Europe, detracted significantly during the period. Brexit remains an uncertainty for UK sales, but investors are becoming increasingly optimistic over a recovery in the French housing market, which we believe could lead to an improvement in sales after years of decline. Additionally, evidence is building that management is successfully executing on its restructuring plan to improve sales and margins. Although there are macroeconomic and competitive risks, we believe Kingfisher will emerge as a stronger and more profitable company when the restructuring program is complete. In our view, the higher earnings power is not factored into the current valuation.

Conversely, an overweighting and stock selection in energy, as well as stock selection and underweightings in materials and real estate contributed to relative performance for the period.4

Energy stocks accounted for several of the Fund’s top contributors, namely UK integrated oil and gas firms BP and Royal Dutch Shell. Within the energy sector more broadly, we have continued to manage the commodity cycle by selling into the strength of higher-volatility oil services stocks as the price of crude rises. In contrast, we have been increasing exposure to high-quality integrated oil producers with the potential for further multiple expansion as new-found discipline around capital spending generates the cash flows required to sustain generous dividend pay-outs. Although we think oil price upside potential is limited from current levels given mounting pressures on Organization of the Petroleum Exporting Countries and rising incentives for shale producers to expand supply, a potential decline appears to us to be limited by growing global demand and the simple budgetary calculus of Saudi Arabia.

Johnson Matthey, one of the world’s leading catalyst companies that serves both automotive and industrial markets, was the top relative contributor in the materials sector.5 Shares started the year at a low, and therefore part of the strength seen during the period was merely a reversal of that weakness. From a fundamental perspective, the company reported solid full-year results on notable market share gains in its core automobile catalytic converters business. Investors were also encouraged by the positive outlook management provided for the year ahead as well as the increasing traction its cathode materials activities appears to be gaining. Cathode materials are used in batteries for electric vehicles, a nascent but potentially quite meaningful new line of business for the group.

We continue to find few opportunities in the late-cycle real estate sector as bond yields rise, given what we view as already-expensive valuations and compressed capitalization rates.

Regionally, holdings in the US detracted significantly from relative performance for the period. Unlike Europe, where the risk premium is high and has room to recede, in our analysis risk appears under-discounted in the US, where valuations may inadequately reflect tightening monetary policy, a mature profit cycle and rising trade tensions. On this latter point, the market appears to us to underestimate the extent to which escalating trade wars could quicken the transition to a new phase of market leadership as major beneficiaries of globalization—like US corporates—are forced to adjust their supply chains. Stock selection in Luxembourg, Italy, Germany and Israel contributed to relative performance for the period.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2018, the US dollar rose in value relative to most currencies. As a result, the Fund’s equity performance was negatively affected by the equity portfolio’s investment primarily in securities with non-US currency exposure.

4. The energy sector comprises oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

The real estate sector comprises real estate management and development in the SOI.

5. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL BALANCED FUND

Top Five Fixed Income Holdings*
6/30/18
Issue/Issuer	% of Total Net Assets

Government of Mexico	3.6%

Government of India	3.2%

Nota Do Tesouro Nacional	3.0%

Government of Indonesia	2.9%

Titulos de Tesoreria	1.5%

*Excludes short-term investments.

Fixed Income

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. We continued to prefer local-currency positions in specific countries that we believed to have resilient economies and relatively higher, maintainable rate differentials. During the period, we held notable local-currency duration exposures in Brazil, Argentina, Colombia, Indonesia and India, and notable currency exposure to the Mexican peso. We also continued to hold net-negative positions in the euro and Japanese yen as hedges against a broadly strengthening US dollar and as directional views on the currencies. We also held net-negative positioning in the Australian dollar based on the Reserve Bank of Australia’s continued rate accommodation, and as a partial hedge against potential economic risks in China as well as broad-based beta risks across emerging markets. In credit markets, we continued to see areas of value in specific sovereign credits, but we largely preferred the risk-adjusted returns in specific areas of the local-currency bond markets over the more fully valued credit markets. Overall, the strategy was positioned for depreciation of the euro and yen, rising US Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies and sovereign credit exposures had largely neutral effects on absolute results. Among currencies, positions in Latin America and Asia ex-Japan largely detracted from absolute performance (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). The Fund’s net-negative positions in the euro and Australian dollar contributed to absolute results, while its net-negative position in the Japanese yen had a largely neutral effect. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Asia ex-Japan (Indonesia) detracted from absolute performance, while negative duration exposure to US Treasuries moderately contributed.

On a relative basis, currency positions detracted from relative performance, while interest-rate strategies and sovereign credit exposures had largely neutral effects during the period. Among currencies, overweighted positions in Latin America and Asia ex-Japan largely detracted from relative results (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). The Fund’s underweighted positions in the euro and Australian dollar contributed to relative results, while its underweighted position in the Japanese yen detracted. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select overweighted duration exposures in Asia ex-Japan (Indonesia) and Latin America (Argentina) detracted from relative performance, while underweighted duration exposure in the US contributed.

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TEMPLETON GLOBAL BALANCED FUND

Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

Heather Arnold, CFA

Michael Hasenstab Ph.D. Norman J. Boersma, CFA James Harper, CFA Christopher J. Molumphy, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL BALANCED FUND

Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
6-Month	-2.36%	-7.86%
1-Year	+1.41%	-4.43%
5-Year	+25.80%	+3.45%
10-Year	+75.19%	+5.13%

Advisor
6-Month	-2.23%	-2.23%
1-Year	+1.35%	+1.35%
5-Year	+27.26%	+4.94%
10-Year	+79.21%	+6.01%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/18–6/30/18)

Share Class	Net Investment Income
A	$0.0662
A1	$0.0662
C	$0.0543
C1	$0.0596
R	$0.0615
R6	$0.0717
Advisor	$0.0702

Total Annual Operating Expenses[5]
Share Class	With Waiver	Without Waiver
A	1.15%	1.18%
Advisor	0.90%	0.93%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. The markets for a particular security or instrument or type of security or instrument are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities or instruments when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Total returns have been calculated based upon the returns for Class A1 shares prior to 7/1/11 and are restated to reflect the current, maximum 5.75% initial sales charge.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/181,2	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$976.40	$5.54	$1,019.19	$5.66	1.13%
A1	$1,000	$976.40	$5.54	$1,019.19	$5.66	1.13%
C	$1,000	$972.50	$9.19	$1,015.47	$9.39	1.88%
C1	$1,000	$974.40	$7.49	$1,017.21	$7.65	1.53%
R	$1,000	$975.00	$6.76	$1,017.95	$6.90	1.38%
R6	$1,000	$978.20	$3.83	$1,020.93	$3.91	0.78%
Advisor	$1,000	$977.70	$4.32	$1,020.43	$4.41	0.88%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Consolidated Financial Highlights

Templeton Global Balanced Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended March 31,

		2017	2016[a]	2016	2015	2014	2013

Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 3.17	$ 2.91	$ 2.72	$ 3.13	$ 3.30	$ 2.94	$ 2.80

Income from investment operations[b]:

Net investment income[c]	0.05	0.09	0.07	0.08	0.08	0.09[d]	0.07

Net realized and unrealized gains (losses)	(0.11)	0.25	0.15	(0.32)	(0.07)	0.35	0.23

Total from investment operations	(0.06)	0.34	0.22	(0.24)	0.01	0.44	0.30

Less distributions from:

Net investment income	(0.07)	(0.08)	(0.03)	(0.09)	(0.18)	(0.08)	(0.16)

Net realized gains	—	—	—	(0.08)	—	—	—

Total distributions	(0.07)	(0.08)	(0.03)	(0.17)	(0.18)	(0.08)	(0.16)

Net asset value, end of period	$ 3.04	$ 3.17	$ 2.91	$ 2.72	$ 3.13	$ 3.30	$ 2.94

Total return[e]	(2.36)%	12.18%	7.97%	(7.74)%	0.38%	15.06%	11.31%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.16%	1.17%	1.16%	1.11%	1.11%	1.13%	1.21%

Expenses net of waiver and payments by affiliates and expense reduction	1.13%	1.14%[g]	1.15%[g]	1.10%[g]	1.11%[g,h]	1.12%[g]	1.20%

Net investment income	3.39%	2.82%	3.28%	2.55%	2.55%	2.76%[d]	2.84%

Supplemental data

Net assets, end of period (000’s)	$662,304	$745,957	$780,810	$987,949	$1,117,109	$1,055,121	$238,319

Portfolio turnover rate	27.84%	34.25%	16.66%	44.25%	20.90%	13.33%	30.44%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended March 31,

		2017	2016[a]	2016	2015	2014	2013

Class A1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$3.18	$2.91	$2.72	$3.13	$3.30	$2.94	$2.79

Income from investment operations[b]:

Net investment income[c]	0.05	0.09	0.07	0.08	0.08	0.09[d]	0.08

Net realized and unrealized gains (losses)	(0.12)	0.26	0.15	(0.32)	(0.07)	0.34	0.23

Total from investment operations	(0.07)	0.35	0.22	(0.24)	0.01	0.43	0.31

Less distributions from:

Net investment income	(0.07)	(0.08)	(0.03)	(0.09)	(0.18)	(0.07)	(0.16)

Net realized gains	—	—	—	(0.08)	—	—	—

Total distributions	(0.07)	(0.08)	(0.03)	(0.17)	(0.18)	(0.07)	(0.16)

Net asset value, end of period .	$3.04	$3.18	$2.91	$2.72	$3.13	$3.30	$2.94

Total return[e]	(2.36)%	12.18%	7.97%	(7.76)%	0.36%	14.98%	11.67%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.16%	1.17%	1.16%	1.11%	1.11%	1.13%	1.21%

Expenses net of waiver and payments by affiliates and expense reduction	1.13%	1.14%[g]	1.15%[g]	1.10%[g]	1.11%[g,h]	1.12%[g]	1.20%

Net investment income	3.39%	2.82%	3.28%	2.55%	2.55%	2.76%[d]	2.84%

Supplemental data

Net assets, end of period (000’s)	$266,816	$293,488	$319,161	$370,212	$467,765	$538,901	$533,538

Portfolio turnover rate	27.84%	34.25%	16.66%	44.25%	20.90%	13.33%	30.44%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended March 31,

		2017	2016[a]	2016	2015	2014	2013

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 3.16	$2.90	$2.70	$3.12	$3.28	$2.93	$2.79

Income from investment operations[b]:

Net investment income[c]	0.04	0.06	0.05	0.05	0.06	0.06[d]	0.05

Net realized and unrealized gains (losses)	(0.13)	0.26	0.16	(0.31)	(0.07)	0.35	0.23

Total from investment operations	(0.09)	0.32	0.21	(0.26)	(0.01)	0.41	0.28

Less distributions from:

Net investment income	(0.05)	(0.06)	(0.01)	(0.08)	(0.15)	(0.06)	(0.14)

Net realized gains	—	—	—	(0.08)	—	—	—

Total distributions	(0.05)	(0.06)	(0.01)	(0.16)	(0.15)	(0.06)	(0.14)

Net asset value, end of period .	$3.02	$3.16	$2.90	$2.70	$3.12	$3.28	$2.93

Total return[e]	(2.75)%	11.03%	7.74%	(8.68)%	(0.04)%	14.11%	10.66%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.91%	1.92%	1.89%	1.86%	1.83%	1.88%	1.96%

Expenses net of waiver and payments by affiliates and expense reduction	1.88%	1.89%[g]	1.88%[g]	1.85%[g]	1.83%[g,h]	1.87%[g]	1.95%

Net investment income	2.64%	2.07%	2.55%	1.80%	1.83%	2.01%[d]	2.09%

Supplemental data

Net assets, end of period (000’s)	$287,404	$317,374	$340,265	$464,899	$507,888	$480,700	$88,988

Portfolio turnover rate	27.84%	34.25%	16.66%	44.25%	20.90%	13.33%	30.44%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.49%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended March 31,

		2017	2016[a]	2016	2015	2014	2013

Class C1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$3.17	$2.91	$2.72	$3.13	$3.29	$2.93	$2.79

Income from investment operations[b]:

Net investment income[c]	0.05	0.08	0.06	0.06	0.07	0.07[d]	0.07

Net realized and unrealized gains (losses)	(0.12)	0.25	0.15	(0.31)	(0.07)	0.35	0.22

Total from investment operations	(0.07)	0.33	0.21	(0.25)	—	0.42	0.29

Less distributions from:

Net investment income	(0.06)	(0.07)	(0.02)	(0.08)	(0.16)	(0.06)	(0.15)

Net realized gains	—	—	—	(0.08)	—	—	—

Total distributions	(0.06)	(0.07)	(0.02)	(0.16)	(0.16)	(0.06)	(0.15)

Net asset value, end of period	$3.04	$3.17	$2.91	$2.72	$3.13	$3.29	$2.93

Total return[e]	(2.56)%	11.71%	7.62%	(8.07)%	0.26%	14.57%	10.86%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.56%	1.57%	1.56%	1.51%	1.51%	1.53%	1.61%

Expenses net of waiver and payments by affiliates and expense reduction	1.53%	1.54%[g]	1.55%[g]	1.50%[g]	1.51%[g,h]	1.52%[g]	1.60%

Net investment income	2.99%	2.42%	2.88%	2.15%	2.15%	2.36%[d]	2.44%

Supplemental data

Net assets, end of period (000’s)	$150,680	$173,079	$202,929	$233,840	$296,672	$341,690	$322,243

Portfolio turnover rate	27.84%	34.25%	16.66%	44.25%	20.90%	13.33%	30.44%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended March 31,

		2017	2016[a]	2016	2015	2014	2013

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 3.18	$ 2.92	$ 2.72	$ 3.14	$ 3.30	$ 2.94	$ 2.80

Income from investment operations[b]:

Net investment income[c]	0.05	0.08	0.06	0.07	0.07	0.08[d]	0.07

Net realized and unrealized gains (losses)	(0.12)	0.25	0.16	(0.32)	(0.06)	0.35	0.22

Total from investment operations	(0.07)	0.33	0.22	(0.25)	0.01	0.43	0.29

Less distributions from:

Net investment income	(0.06)	(0.07)	(0.02)	(0.09)	(0.17)	(0.07)	(0.15)

Net realized gains	—	—	—	(0.08)	—	—	—

Total distributions	(0.06)	(0.07)	(0.02)	(0.17)	(0.17)	(0.07)	(0.15)

Net asset value, end of period	$3.05	$3.18	$2.92	$2.72	$3.14	$3.30	$2.94

Total return[e]	(2.50)%	11.84%	8.11%	(8.24)%	0.43%	14.70%	10.99%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.41%	1.42%	1.41%	1.36%	1.36%	1.38%	1.46%

Expenses net of waiver and payments by affiliates and expense reduction	1.38%	1.39%[g]	1.40%[g]	1.35%[g]	1.36%[g,h]	1.37%[g]	1.45%

Net investment income	3.14%	2.57%	3.03%	2.30%	2.30%	2.51%[d]	2.59%

Supplemental data

Net assets, end of period (000’s)	$3,802	$4,944	$5,487	$6,498	$6,357	$5,757	$3,864

Portfolio turnover rate	27.84%	34.25%	16.66%	44.25%	20.90%	13.33%	30.44%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended March 31,

		2017	2016[a]	2016	2015	2014[b]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$3.18	$2.92	$2.73	$3.14	$3.30	$3.02

Income from investment operations[c]:

Net investment income[d]	0.06	0.09	0.08	0.08	0.07	0.09[e]

Net realized and unrealized gains (losses)	(0.12)	0.26	0.15	(0.31)	(0.04)	0.28

Total from investment operations	(0.06)	0.35	0.23	(0.23)	0.03	0.37

Less distributions from:

Net investment income	(0.07)	(0.09)	(0.04)	(0.10)	(0.19)	(0.09)

Net realized gains	—	—	—	(0.08)	—	—

Total distributions.	(0.07)	(0.09)	(0.04)	(0.18)	(0.19)	(0.09)

Net asset value, end of period	$3.05	$3.18	$2.92	$2.73	$3.14	$3.30

Total return[f]	(2.18)%	12.56%	8.35%	(7.44)%	1.02%	12.32%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates and expense reduction	0.86%	0.84%	0.81%	0.81%	0.92%	2.31%

Expenses net of waiver and payments by affiliates and expense reduction	0.78%	0.77%[h]	0.79%[h]	0.75%[h]	0.76%[h]	0.77%	[h]

Net investment income	3.74%	3.19%	3.64%	2.90%	2.90%	3.11%	[e]

Supplemental data

Net assets, end of period (000’s)	$9,691	$11,254	$752	$1,089	$660	$5

Portfolio turnover rate	27.84%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bFor the period May 1, 2013 (effective date) to March 31, 2014.

cThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.59%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

18	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended March 31,

		2017	2016[a]	2016	2015	2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 3.19	$ 2.92	$ 2.73	$ 3.14	$ 3.31	$ 2.95	$ 2.80

Income from investment operations[b]:

Net investment income[c]	0.06	0.10	0.08	0.08	0.09	0.09[d]	0.08

Net realized and unrealized gains (losses)	(0.13)	0.26	0.14	(0.31)	(0.08)	0.35	0.24

Total from investment operations	(0.07)	0.36	0.22	(0.23)	0.01	0.44	0.32

Less distributions from:

Net investment income	(0.07)	(0.09)	(0.03)	(0.10)	(0.18)	(0.08)	(0.17)

Net realized gains	—	—	—	(0.08)	—	—	—

Total distributions	(0.07)	(0.09)	(0.03)	(0.18)	(0.18)	(0.08)	(0.17)

Net asset value, end of period	$3.05	$3.19	$2.92	$2.73	$3.14	$3.31	$2.95

Total return[e]	(2.23)%	12.42%	8.22%	(7.52)%	0.62%	15.23%	11.92%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	0.91%	0.92%	0.91%	0.86%	0.86%	0.88%	0.96%

Expenses net of waiver and payments by affiliates and expense reduction	0.88%	0.89%[g]	0.90%[g]	0.85%[g]	0.86%[g,h]	0.87%[g]	0.95%

Net investment income	3.64%	3.07%	3.53%	2.80%	2.80%	3.01%[d]	3.09%

Supplemental data

Net assets, end of period (000’s)	$232,169	$246,044	$212,161	$299,226	$405,877	$421,583	$146,013

Portfolio turnover rate	27.84%	34.25%	16.66%	44.25%	20.90%	13.33%	30.44%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.49%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Statement of Investments, June 30, 2018 (unaudited)

Templeton Global Balanced Fund

	Industry	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 60.6%
Belgium 0.8%
UCB SA	Pharmaceuticals	169,428	$13,330,034

Canada 1.4%
Goldcorp Inc.	Metals & Mining	437,000	6,002,017
Husky Energy Inc.	Oil, Gas & Consumable Fuels	550,500	8,582,974
Wheaton Precious Metals Corp.	Metals & Mining	349,900	7,726,448

			22,311,439

China 2.9%
China Life Insurance Co. Ltd., H	Insurance	3,483,000	8,989,332
China Mobile Ltd.	Wireless Telecommunication Services	1,656,000	14,710,995
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	34,010,000	15,908,221
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	7,343,100	6,429,617

			46,038,165

Denmark 0.8%
A.P. Moeller-Maersk AS, B	Marine	4,791	5,971,376
Vestas Wind Systems AS	Electrical Equipment	114,203	7,073,999

			13,045,375

France 4.3%
AXA SA	Insurance	574,878	14,114,908
BNP Paribas SA	Banks	292,110	18,153,041
Credit Agricole SA	Banks	259,288	3,464,109
Sanofi	Pharmaceuticals	245,391	19,682,132
Veolia Environnement SA	Multi-Utilities	667,399	14,292,920

			69,707,110

Germany 3.5%
Bayer AG	Pharmaceuticals	156,319	17,231,641
E.ON SE	Multi-Utilities	1,288,136	13,776,712
Siemens AG	Industrial Conglomerates	136,847	18,102,202
Telefonica Deutschland Holding AG	Diversified Telecommunication Services	1,939,028	7,648,204

			56,758,759

Hong Kong 1.8%
CK Hutchison Holdings Ltd.	Industrial Conglomerates	1,560,352	16,546,069
Swire Pacific Ltd., A	Real Estate Management & Development	1,223,000	12,953,180

			29,499,249

Ireland 0.7%
CRH PLC	Construction Materials	336,737	11,940,500

Israel 1.5%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,014,019	24,660,942

Italy 2.2%
Azimut Holding SpA	Capital Markets	377,335	5,843,591
Eni SpA	Oil, Gas & Consumable Fuels	1,582,500	29,408,824

			35,252,415

Japan 2.8%
Ezaki Glico Co. Ltd.	Food Products	184,600	8,871,873
Omron Corp.	Electronic Equipment, Instruments
	& Components	177,300	8,280,781
Panasonic Corp.	Household Durables	863,000	11,643,620
Sumitomo Rubber Industries Ltd.	Auto Components	380,800	6,054,546

20	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
	Suntory Beverage & Food Ltd.	Beverages	219,800	$9,392,059

				44,242,879

	Luxembourg 1.3%
	SES SA, IDR	Media	1,138,925	20,878,103

	Netherlands 2.2%
	Aegon NV	Insurance	1,360,000	8,160,878
	Flow Traders	Capital Markets	302,416	11,772,880
	ING Groep NV	Banks	1,032,573	14,872,582

				34,806,340

	Norway 0.8%
	Yara International ASA	Chemicals	302,034	12,533,762

	Portugal 0.5%
	Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	429,268	8,192,579

	Singapore 1.0%
	Singapore Telecommunications Ltd.	Diversified Telecommunication Services	6,779,999	15,327,092

	South Africa 0.0%†
a,b,c	Edcon Holdings Ltd., F wts., 2/20/49	Specialty Retail	4,441	—
a,b,c	Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	79,464,087	—
a,b,c	Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	6,435,002	—
a,b,c	K2016470219 South Africa Ltd., A	Specialty Retail	32,900,733	23,995
a,b,c	K2016470219 South Africa Ltd., B	Specialty Retail	4,646,498	3,389

				27,384

	South Korea 2.1%
	Hana Financial Group Inc.	Banks	262,081	10,068,290
	KB Financial Group Inc.	Banks	149,821	7,092,118
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	408,545	17,086,807

				34,247,215

	Switzerland 2.5%
a,b	CEVA Logistics AG	Air Freight & Logistics	7,991	179,915
a	Landis+Gyr Group AG	Electronic Equipment, Instruments
		& Components	173,839	12,102,382
	Roche Holding AG	Pharmaceuticals	55,750	12,414,845
	UBS Group AG	Capital Markets	1,048,556	16,224,880

				40,922,022

	Taiwan 1.6%
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	900,820	1,854,160
	[d] Pegatron Corp., GDR, Reg S	Technology Hardware, Storage & Peripherals	645,632	6,644,529
	Quanta Computer Inc.	Technology Hardware, Storage & Peripherals	3,879,000	6,812,635
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,516,000	10,774,539

				26,085,863

	Thailand 0.7%
	Bangkok Bank PCL, fgn	Banks	1,926,400	11,587,588

	United Kingdom 11.6%
	BAE Systems PLC	Aerospace & Defense	1,489,444	12,722,295
	Barclays PLC	Banks	4,376,152	10,922,586
	BP PLC	Oil, Gas & Consumable Fuels	3,928,867	30,004,873
a	Cobham PLC	Aerospace & Defense	5,707,293	9,696,416

franklintempleton.com	Semiannual Report	21

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
	GlaxoSmithKline PLC	Pharmaceuticals	942,129	$19,033,397
	HSBC Holdings PLC	Banks	881,292	8,266,974
	Kingfisher PLC.	Specialty Retail	4,348,469	17,055,486
	Man Group PLC	Capital Markets	2,986,757	6,965,653
	Prudential PLC	Insurance	475,140	10,883,465
	Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	825,720	29,589,246
	Standard Chartered PLC	Banks	1,832,136	16,757,586
	Vodafone Group PLC	Wireless Telecommunication Services	5,886,691	14,290,100

				186,188,077

	United States 13.6%
	Advance Auto Parts Inc.	Specialty Retail	109,700	14,886,290
	Allergan PLC	Pharmaceuticals	15,900	2,650,848
	Amgen Inc.	Biotechnology	103,066	19,024,953
	Apple Inc.	Technology Hardware, Storage & Peripherals	47,490	8,790,874
	Citigroup Inc.	Banks	153,087	10,244,582
	Comcast Corp., A.	Media	357,424	11,727,081
a	CommScope Holding Co. Inc.	Communications Equipment	61,400	1,793,187
	Coty Inc., A	Personal Products	1,319,300	18,602,130
	Eli Lilly & Co.	Pharmaceuticals	146,810	12,527,297
	Gilead Sciences Inc.	Biotechnology	258,800	18,333,392
	JPMorgan Chase & Co.	Banks	110,206	11,483,465
	Kellogg Co.	Food Products	206,700	14,442,129
	Microsoft Corp.	Software	47,639	4,697,682
	Oracle Corp.	Software	553,610	24,392,057
	Perrigo Co. PLC	Pharmaceuticals	74,970	5,466,063
	Tapestry Inc.	Textiles, Apparel & Luxury Goods	203,600	9,510,156
a,b,e	Turtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888	287,165
	United Parcel Service Inc., B	Air Freight & Logistics	172,600	18,335,298
	Wells Fargo & Co.	Banks	219,200	12,152,448

				219,347,097

	Total Common Stocks and Other Equity Interests (Cost $946,688,252)			976,929,989

f	Equity-Linked Securities 6.1%
	Japan 0.7%
g	Credit Suisse AG London into SoftBank Group Corp., 4.00%, 144A	Wireless Telecommunication Services	145,068	11,155,882

	United Kingdom 1.5%
g	Goldman Sachs International into Shire PLC, 6.55%, 144A	Biotechnology	369,823	14,180,497
g	Royal Bank of Canada into Standard Chartered PLC, 3.48%, 144A	Banks	12,400,000	10,643,667

				24,824,164

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Industry	Shares			Value
f	Equity-Linked Securities (continued)
	United States 3.9%
g	Credit Suisse AG/London into Allergan PLC, 4.00%, 144A	Pharmaceuticals	92,332			$15,481,615
g	Credit Suisse AG/London into Mattel Inc., 5.25%, 144A	Leisure Products	737,853			11,167,196
g	Royal Bank of Canada into Citigroup Inc., 4.50%, 144A	Banks	16,105,000			13,917,990
g	Royal Bank of Canada into Ionis Pharmaceuticals Inc., 6.00%, 144A	Biotechnology	143,186			6,197,566
g	Royal Bank of Canada into Knowles Corp., 5.00%, 144A	Electronic Equipment, Instruments & Components	16,447,000			16,332,724

						63,097,091

	Total Equity-Linked Securities (Cost $101,122,120)					99,077,137

	Preferred Stocks (Cost $68,133) 0.0%†
	United Kingdom 0.0%†
a	Rolls-Royce Holdings PLC, pfd	Aerospace & Defense	48,924,680			64,610

			Principal Amount*
	Corporate Bonds 0.0%†
	South Africa 0.0%†
b,c,h	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	Multiline Retail	2,531,056			15,819
	senior secured note, 144A, PIK, 8.00%, 12/31/22	Multiline Retail	2,140,430		EUR	50,015
c,h	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	Multiline Retail	694,705			69,471

	Total Corporate Bonds (Cost $3,483,661)					135,305

	Foreign Government and Agency Securities 20.1%
	Argentina 1.5%
	Argentine Bonos del Tesoro,
	18.20%, 10/03/21		191,280,000		ARS	5,731,756
	16.00%, 10/17/23		298,989,000		ARS	9,287,089
	senior note, 15.50%, 10/17/26		243,952,000		ARS	7,628,611
	Government of Argentina,
	3.75%, 2/08/19		35,043,000		ARS	1,298,608
	[i] FRN, 27.947%, (ARS Badlar + 2.00%), 4/03/22		37,519,000		ARS	1,184,482

						25,130,546

	Brazil 3.5%
	Letra Tesouro Nacional,
	Strip, 7/01/19		28,060	[j]	BRL	6,736,536
	Strip, 7/01/20		1,200	[j]	BRL	262,020
	Strip, 7/01/21		7,960	[j]	BRL	1,559,968

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Principal Amount*			Value
	Foreign Government and Agency Securities (continued)
	Brazil (continued)
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21	107,995	[j]	BRL	$28,320,751
	10.00%, 1/01/23	33,230	[j]	BRL	8,409,951
	10.00%, 1/01/25	38,951	[j]	BRL	9,523,177
	10.00%, 1/01/27	360	[j]	BRL	85,764
	senior note, 10.00%, 1/01/19	5,490	[j]	BRL	1,438,144

					56,336,311

	Colombia 1.5%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21	689,000,000		COP	246,752
	senior bond, 4.375%, 3/21/23	52,000,000		COP	16,943
	senior bond, 9.85%, 6/28/27	83,000,000		COP	35,779
	Titulos de Tesoreria,
	B, 5.00%, 11/21/18	126,000,000		COP	43,115
	B, 7.75%, 9/18/30	22,949,000,000		COP	8,434,526
	B, 7.00%, 6/30/32	452,000,000		COP	153,817
	senior bond, B, 11.25%, 10/24/18	736,000,000		COP	257,903
	senior bond, B, 11.00%, 7/24/20	677,000,000		COP	256,469
	senior bond, B, 7.00%, 5/04/22	844,000,000		COP	301,437
	senior bond, B, 10.00%, 7/24/24	1,738,000,000		COP	705,630
	senior bond, B, 7.50%, 8/26/26	32,054,000,000		COP	11,585,120
	senior bond, B, 6.00%, 4/28/28	5,961,000,000		COP	1,955,628
	senior note, B, 7.00%, 9/11/19	481,000,000		COP	168,127

					24,161,246

	El Salvador 0.0%†
[g]	Government of El Salvador, 144A, 7.65%, 6/15/35	100,000			98,422

	Ghana 1.4%
	Government of Ghana,
	19.04%, 9/24/18	3,220,000		GHS	675,163
	24.50%, 10/22/18	6,021,000		GHS	1,283,489
	24.50%, 4/22/19	3,310,000		GHS	730,345
	24.50%, 5/27/19	270,000		GHS	59,841
	24.75%, 3/01/21	110,000		GHS	26,167
	24.50%, 6/21/21	600,000		GHS	143,708
	24.75%, 7/19/21	6,550,000		GHS	1,575,059
	18.75%, 1/24/22	7,110,000		GHS	1,516,143
	19.75%, 3/25/24	7,250,000		GHS	1,614,175
	19.00%, 11/02/26	27,470,000		GHS	5,937,203
	senior bond, 19.75%, 3/15/32	20,850,000		GHS	4,697,935
	senior note, 21.50%, 3/09/20	130,000		GHS	28,486
	senior note, 18.50%, 6/01/20	1,210,000		GHS	254,886
	senior note, 18.25%, 9/21/20	4,990,000		GHS	1,043,103
	senior note, 24.00%, 11/23/20	7,760,000		GHS	1,805,112
	senior note, 16.50%, 3/22/21	50,000		GHS	10,126
	senior note, 18.25%, 7/25/22	7,580,000		GHS	1,598,419

					22,999,360

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
India 3.2%
Government of India,
senior bond, 8.20%, 2/15/22	400,000,000		INR	$5,886,707
senior bond, 8.35%, 5/14/22	210,100,000		INR	3,113,752
senior bond, 8.08%, 8/02/22	133,000,000		INR	1,954,008
senior bond, 8.13%, 9/21/22	268,000,000		INR	3,943,076
senior note, 7.80%, 4/11/21	404,400,000		INR	5,914,631
senior note, 6.84%, 12/19/22	44,000,000		INR	616,617
senior note, 7.16%, 5/20/23	307,000,000		INR	4,334,346
senior note, 8.83%, 11/25/23	756,500,000		INR	11,434,797
senior note, 7.68%, 12/15/23	465,000,000		INR	6,694,173
senior note, 6.79%, 5/15/27	540,500,000		INR	7,279,341

				51,171,448

Indonesia 2.9%
Government of Indonesia,
senior bond, FR35, 12.90%, 6/15/22	10,168,000,000		IDR	833,024
senior bond, FR39, 11.75%, 8/15/23	1,616,000,000		IDR	131,372
senior bond, FR42, 10.25%, 7/15/27	2,150,000,000		IDR	170,740
senior bond, FR43, 10.25%, 7/15/22	154,000,000		IDR	11,682
senior bond, FR44, 10.00%, 9/15/24	968,000,000		IDR	74,474
senior bond, FR46, 9.50%, 7/15/23	73,000,000,000		IDR	5,530,276
senior bond, FR56, 8.375%, 9/15/26	103,978,000,000		IDR	7,434,718
senior bond, FR63, 5.625%, 5/15/23	2,150,000,000		IDR	140,058
senior bond, FR70, 8.375%, 3/15/24	380,674,000,000		IDR	27,194,399
senior bond, FR71, 9.00%, 3/15/29	64,873,000,000		IDR	4,826,992

				46,347,735

Mexico 3.6%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	1,003,800	[k]	MXN	5,084,938
senior bond, M, 6.50%, 6/10/21	2,105,100	[k]	MXN	10,269,427
senior note, M, 5.00%, 12/11/19	2,432,600	[k]	MXN	11,788,628
senior note, M 10, 8.50%, 12/13/18	6,026,300	[k]	MXN	30,487,751

				57,630,744

Peru 0.1%
Government of Peru, senior bond, 7.84%, 8/12/20	6,988,000		PEN	2,350,150

South Korea 1.6%
Korea Monetary Stabilization Bond,
senior note, 1.72%, 12/02/18	910,000,000		KRW	815,997
senior note, 2.16%, 2/02/20	1,878,600,000		KRW	1,687,975
Korea Treasury Bond,
senior bond, 4.25%, 6/10/21	3,380,800,000		KRW	3,210,827
senior note, 1.50%, 6/10/19	2,645,300,000		KRW	2,364,005
senior note, 1.25%, 12/10/19	2,503,000,000		KRW	2,221,191
senior note, 2.00%, 3/10/21	8,058,200,000		KRW	7,199,496
senior note, 1.375%, 9/10/21	8,151,200,000		KRW	7,129,121
senior note, 3.00%, 9/10/24	745,000,000		KRW	688,410

				25,317,022

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

			Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
i	Supranational 0.2%
	Inter-American Development Bank, senior bond, 7.50%, 12/05/24		60,000,000	MXN	$2,946,384

	Ukraine 0.5%
a,g,m	Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40		11,963,000		7,567,854

	Zambia 0.1%
g	Government of Zambia, 144A, 8.50%, 4/14/24		2,820,000		2,518,359

	Total Foreign Government and Agency Securities (Cost $352,207,329)				324,575,581

		Industry	Shares
	Escrows and Litigation Trusts (Cost $—) 0.0%
	United States 0.0%
a,b	NewPage Corp., Litigation Trust	Paper & Forest Products	1,100,000		—

	Total Investments before Short Term Investments (Cost $1,403,569,495)				1,400,782,622

			Principal Amount*
	Short Term Investments 10.9%
	Foreign Government and Agency Securities 3.3%
	Argentina 0.7%
n	Argentina Treasury Bill, 9/14/18 - 10/12/18		4,505,000	ARS	161,486
	Argentine Bonos del Tesoro, 21.20%, 9/19/18		20,655,000	ARS	684,842
	Letras del Banco Central de la Republica
	Argentina, Strip, 7/18/18 - 11/21/18		303,130,000	ARS	9,670,391

					10,516,719

	Egypt 0.7%
n	Egypt Treasury Bill, 7/10/18 - 10/30/18		192,100,000	EGP	10,385,592

	Mexico 1.8%
n	Mexico Treasury Bill, 8/09/18 - 5/23/19		59,927,030[o]	MXN	29,439,431

	Philippines 0.0%†
n	Philippine Treasury Bill, 8/29/18 - 12/12/18		560,000	PHP	10,404

26	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Principal Amount*		Value
	Short Term Investments (continued)
	Foreign Government and Agency Securities (continued)
	South Korea 0.1%
	Korea Monetary Stabilization Bond,
	senior note, 1.33%, 10/02/18	910,000,000	KRW	$816,626
	senior note, 1.82%, 12/09/18	1,594,000,000	KRW	1,429,903

				2,246,529

	Total Foreign Government and Agency Securities (Cost $59,079,191)			52,598,675

	Total Investments before Money Market Funds (Cost $1,462,648,686)			1,453,381,297

		Shares
	Money Market Funds (Cost $122,705,544) 7.6%
	United States 7.6%
p,q	Institutional Fiduciary Trust Money Market Portfolio, 1.51%	122,705,544		122,705,544

	Total Investments (Cost $1,585,354,230) 97.7%			1,576,086,841
	Other Assets, less Liabilities 2.3%			36,778,284

	Net Assets 100.0%			$1,612,865,125

franklintempleton.com	Semiannual Report	27

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the value of this security was $6,644,529, representing 0.4% of net assets.

eThe security is owned by FT Holdings Corporation IV, a wholly-owned subsidiary of the Fund. See Note 1(f).

fSee Note 1(e) regarding equity-linked securities.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $109,261,772, representing 6.8% of net assets.

hIncome may be received in additional securities and/or cash.

iThe coupon rate shown represents the rate at period end.

jPrincipal amount is stated in 1,000 Brazilian Real Units.

kPrincipal amount is stated in 100 Mexican Peso Units.

lA supranational organization is an entity formed by two or more central governments through international treaties.

mThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

nThe security was issued on a discount basis with no stated coupon rate.

oPrincipal amount is stated in 10 Mexican Peso Units.

pSee Note 3(f) regarding investments in affiliated management investment companies.

qThe rate shown is the annualized seven-day effective yield at period end.

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	DBAB	Sell	5,532,158	$6,474,837	7/05/18	$8,447	$—
Euro	UBSW	Sell	943,744	1,164,627	7/09/18	61,181	—
Euro	HSBK	Sell	3,767,000	4,638,213	7/10/18	233,424	—
Euro	JPHQ	Sell	1,722,194	2,128,081	7/10/18	114,303	—
South Korean Won	HSBK	Sell	4,434,966,732	4,199,779	7/10/18	222,480	—
Japanese Yen	DBAB	Sell	160,839,000	1,444,575	7/11/18	—	(9,615)
Australian Dollar	JPHQ	Sell	3,355,842	2,566,313	7/12/18	82,367	—
Euro	DBAB	Sell	487,652	606,592	7/12/18	36,291	—
Japanese Yen	CITI	Sell	63,300,000	573,827	7/12/18	1,473	—
Euro	BOFA	Sell	7,619,000	9,492,664	7/13/18	581,700	—
Euro	GSCO	Sell	1,651,995	2,057,411	7/13/18	125,285	—
Indian Rupee	JPHQ	Buy	46,945,156	714,647	7/13/18	—	(30,306)
Japanese Yen	DBAB	Sell	302,200,000	2,844,771	7/13/18	112,118	—
Euro	JPHQ	Sell	4,165,479	4,923,797	7/16/18	50,880	—
Indian Rupee	JPHQ	Buy	46,940,844	711,279	7/16/18	—	(27,298)
Japanese Yen	BZWS	Sell	306,400,000	2,778,937	7/17/18	7,542	—
Japanese Yen	HSBK	Sell	209,990,000	1,905,535	7/17/18	6,172	—
Australian Dollar	JPHQ	Sell	5,360,000	4,054,642	7/18/18	87,159	—
Euro	GSCO	Sell	47,872	59,706	7/18/18	3,695	—
Indian Rupee	DBAB	Buy	115,951,000	1,777,844	7/19/18	—	(89,041)
Euro	JPHQ	Sell	8,901,000	10,324,448	7/23/18	—	(93,687)

28	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Buy	240,000,000	$2,183,138	7/23/18	$—	$(11,437)
Japanese Yen	JPHQ	Sell	535,041,000	4,871,006	7/23/18	29,551	—
South Korean Won	HSBK	Sell	7,077,000,000	6,689,352	7/24/18	340,274	—
Euro	DBAB	Sell	100,000	116,152	7/25/18	—	(910)
Indian Rupee	DBAB	Buy	18,126,000	271,246	7/25/18	—	(7,473)
Japanese Yen	DBAB	Sell	242,274,032	2,254,373	7/30/18	61,030	—
Euro	GSCO	Sell	146,478	178,795	7/31/18	7,247	—
Euro	JPHQ	Sell	81,500,058	99,487,610	7/31/18	4,038,252	—
Euro	SCNY	Sell	3,343,195	4,079,885	7/31/18	164,479	—
Japanese Yen	BZWS	Sell	291,270,000	2,705,776	7/31/18	68,674	—
Japanese Yen	GSCO	Sell	254,830,000	2,346,242	7/31/18	39,061	—
Euro	JPHQ	Sell	3,768,000	4,586,692	8/02/18	173,070	—
Euro	CITI	Sell	3,767,000	4,537,992	8/06/18	124,135	—
British Pound	JPHQ	Sell	93,859,434	127,867,992	8/08/18	3,686,622	—
Japanese Yen	BZWS	Sell	2,840,000,000	26,319,082	8/08/18	591,384	—
Japanese Yen	JPHQ	Sell	209,300,000	1,933,514	8/08/18	37,455	—
Japanese Yen	SCNY	Sell	209,310,000	1,938,002	8/08/18	41,852	—
Australian Dollar	CITI	Sell	5,228,300	3,922,846	8/09/18	52,575	—
Euro	DBAB	Sell	10,992,563	13,183,710	8/09/18	300,463	—
Euro	JPHQ	Sell	2,214,250	2,656,391	8/09/18	61,298	—
Japanese Yen	BZWS	Sell	209,340,000	1,935,108	8/09/18	38,550	—
Euro	JPHQ	Sell	1,476,168	1,763,327	8/10/18	33,125	—
Australian Dollar	JPHQ	Sell	3,353,579	2,565,102	8/13/18	82,574	—
Japanese Yen	CITI	Sell	255,214,000	2,359,662	8/13/18	46,829	—
Euro	JPHQ	Sell	40,000,000	47,695,600	8/17/18	785,833	—
Australian Dollar	JPHQ	Sell	5,366,000	4,059,755	8/20/18	87,432	—
Euro	JPHQ	Sell	5,382,620	6,383,696	8/20/18	69,749	—
Japanese Yen	BOFA	Sell	270,323,625	2,468,709	8/20/18	17,704	—
Euro	JPHQ	Sell	2,443,285	2,903,600	8/21/18	37,338	—
Euro	UBSW	Sell	3,506,930	4,170,476	8/21/18	56,433	—
Japanese Yen	CITI	Sell	488,779,000	4,440,761	8/21/18	8,716	—
Japanese Yen	DBAB	Sell	451,064,000	4,099,091	8/21/18	9,030	—
Japanese Yen	BOFA	Sell	540,995,000	4,909,211	8/22/18	3,337	—
Japanese Yen	CITI	Sell	127,736,000	1,158,172	8/22/18	—	(168)
Japanese Yen	BOFA	Sell	366,311,000	3,323,061	8/24/18	783	—
Japanese Yen	SCNY	Sell	312,386,000	2,834,783	8/24/18	1,580	—
Japanese Yen	DBAB	Sell	126,234,000	1,194,606	8/27/18	49,470	—
Japanese Yen	JPHQ	Sell	304,367,000	2,787,141	8/27/18	26,067	—
Euro	DBAB	Sell	6,231,599	7,359,332	8/29/18	44,286	—
Euro	GSCO	Sell	73,239	86,496	8/29/18	523	—
Euro	SCNY	Sell	3,409,501	4,024,268	8/29/18	21,980	—
Japanese Yen	BZWS	Sell	302,200,000	2,786,666	8/29/18	44,849	—
Japanese Yen	DBAB	Sell	228,669,000	2,108,890	8/29/18	34,209	—
Japanese Yen	HSBK	Sell	296,750,000	2,711,841	8/29/18	19,472	—
South Korean Won	HSBK	Sell	4,163,000,000	3,864,470	8/30/18	124,789	—
Japanese Yen	HSBK	Sell	420,281,000	3,878,920	9/04/18	64,088	—
South Korean Won	HSBK	Sell	5,024,000,000	4,678,929	9/05/18	164,543	—
Euro	UBSW	Sell	943,744	1,113,373	9/06/18	4,867	—
Euro	DBAB	Sell	5,532,158	6,504,711	9/07/18	6,238	—

franklintempleton.com	Semiannual Report	29

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Mexican Peso	CITI	Buy	47,968,000	$2,478,134	9/10/18	$—	$(90,526)
Euro	JPHQ	Sell	1,722,194	2,050,728	9/11/18	27,095	—
Japanese Yen	CITI	Sell	62,440,000	571,350	9/11/18	4,299	—
Australian Dollar	JPHQ	Sell	3,353,579	2,565,639	9/12/18	82,896	—
Euro	DBAB	Sell	487,652	577,628	9/12/18	4,578	—
Japanese Yen	DBAB	Sell	30,500,000	280,640	9/12/18	3,633	—
Japanese Yen	HSBK	Sell	92,070,000	846,656	9/12/18	10,457	—
Japanese Yen	JPHQ	Sell	85,300,000	784,227	9/12/18	9,515	—
Mexican Peso	CITI	Buy	177,301,000	9,212,595	9/12/18	—	(390,048)
Japanese Yen	CITI	Sell	64,869,000	596,543	9/13/18	7,346	—
Indian Rupee	DBAB	Buy	58,856,000	861,728	9/14/18	—	(11,341)
Australian Dollar	JPHQ	Sell	6,774,000	5,125,683	9/18/18	110,621	—
Euro	BOFA	Sell	6,166,140	7,293,804	9/18/18	44,502	—
Euro	GSCO	Sell	1,651,995	1,935,293	9/18/18	—	(6,897)
Japanese Yen	BOFA	Sell	270,323,625	2,459,433	9/18/18	3,213	—
Japanese Yen	JPHQ	Sell	36,000,000	328,144	9/18/18	1,040	—
Japanese Yen	MSCO	Sell	100,400,000	916,359	9/18/18	4,103	—
Japanese Yen	BZWS	Sell	312,460,000	2,842,535	9/19/18	3,246	—
Australian Dollar	JPHQ	Sell	29,027,000	21,593,534	9/20/18	103,562	—
Euro	GSCO	Sell	2,923,882	3,416,400	9/20/18	—	(21,627)
Euro	UBSW	Sell	3,506,930	4,097,848	9/20/18	—	(25,752)
Japanese Yen	CITI	Sell	487,440,000	4,441,367	9/20/18	11,727	—
Japanese Yen	BOFA	Sell	539,529,250	4,932,162	9/21/18	28,797	—
Japanese Yen	HSBK	Sell	541,429,400	4,953,427	9/21/18	32,793	—
Euro	DBAB	Sell	16,670,000	19,431,136	9/24/18	—	(176,182)
Euro	JPHQ	Sell	2,443,285	2,850,092	9/25/18	—	(23,930)
Japanese Yen	DBAB	Sell	618,770,000	5,652,514	9/25/18	27,333	—
Japanese Yen	HSBK	Sell	547,340,000	5,001,279	9/25/18	25,462	—
Euro	DBAB	Sell	6,229,151	7,282,314	9/28/18	—	(46,747)
Euro	GSCO	Sell	73,239	85,545	9/28/18	—	(626)
Japanese Yen	JPHQ	Sell	363,793,000	3,337,080	9/28/18	29,107	—
Japanese Yen	DBAB	Sell	419,230,800	3,991,154	10/04/18	177,163	—
Japanese Yen	SCNY	Sell	189,880,000	1,815,158	10/05/18	87,562	—
Australian Dollar	CITI	Sell	5,228,300	4,025,686	10/09/18	154,461	—
Indian Rupee	JPHQ	Buy	18,598,000	280,523	10/09/18	—	(12,685)
Japanese Yen	JPHQ	Sell	608,450,000	5,797,937	10/09/18	260,182	—
Japanese Yen	HSBK	Sell	605,200,000	5,727,400	10/11/18	218,299	—
South Korean Won	HSBK	Sell	2,734,897,268	2,478,609	10/29/18	15,189	—
South Korean Won	HSBK	Sell	1,860,000,000	1,740,758	10/30/18	65,316	—
South Korean Won	GSCO	Sell	5,211,000,000	4,850,375	12/07/18	148,657	—
Japanese Yen	CITI	Sell	488,778,900	4,477,945	12/18/18	3,054	—
Japanese Yen	DBAB	Sell	617,700,000	5,674,156	12/18/18	18,960	—
Japanese Yen	HSBK	Sell	618,650,000	5,677,381	12/18/18	13,488	—
Indian Rupee	CITI	Buy	15,811,000	228,252	12/19/18	—	(2,614)
Japanese Yen	BZWS	Sell	86,450,000	785,966	1/11/19	—	(7,046)
Japanese Yen	GSCO	Sell	228,991,000	2,081,169	1/11/19	—	(19,385)
Japanese Yen	JPHQ	Sell	608,450,000	5,528,273	1/11/19	—	(53,093)
Japanese Yen	SCNY	Sell	260,930,000	2,411,553	1/22/19	15,924	—
Japanese Yen	DBAB	Sell	63,500,000	585,529	1/24/19	2,435	—

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Sell	313,645,839	$2,945,861	1/31/19	$64,179	$—
Japanese Yen	JPHQ	Sell	209,790,000	1,966,241	2/12/19	36,911	—

Total Forward Exchange Contracts						$15,293,438	$(1,158,434)

Net unrealized appreciation (depreciation)						$14,135,004

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.775%	Semi-Annual	10/04/23	$ 1,690,000	$ 7,619
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.795%	Semi-Annual	10/04/23	1,690,000	5,881
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.765%	Semi-Annual	10/07/23	1,690,000	8,683
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.914%	Semi-Annual	1/22/25	21,800,000	1,197,920
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual	1/23/25	27,250,000	1,401,979
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	16,080,000	826,313
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	4,020,000	215,147
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	3,400,000	181,367
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	5,360,000	329,862
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.982%	Semi-Annual	10/20/25	46,520,000	2,865,712
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.668%	Semi-Annual	10/04/43	820,000	(111,743)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.687%	Semi-Annual	10/04/43	820,000	(114,599)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.675%	Semi-Annual	10/07/43	820,000	(112,660)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual	4/13/47	36,200,000	2,934,773
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual	2/20/48	4,440,000	(86,287)

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	$4,440,000	$(100,323)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual	2/23/48	4,440,000	(116,175)

Total Interest Rate Swap Contracts				$9,333,469

See Note 10 regarding other derivative information.

See Abbreviations on page 52.

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TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Templeton Global Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,462,648,686
Cost - Non-controlled affiliates (Note 3f)	122,705,544

Value - Unaffiliated issuers	$1,453,381,297
Value - Non-controlled affiliates (Note 3f)	122,705,544
Cash	4,911,565
Restricted cash for OTC derivative contracts (Note 1d)	2,190,000
Foreign currency, at value (cost $2,440,460)	2,391,898
Receivables:
Investment securities sold	9,575,516
Capital shares sold	839,386
Dividends and interest	12,945,124
European Union tax reclaims	92,217
Deposits with brokers for:
OTC derivative contracts	50,000
Centrally cleared swap contracts	11,217,500
Variation margin on centrally cleared swap contracts	93,052
Unrealized appreciation on OTC forward exchange contracts	15,293,438
FT Subsidiary deferred tax benefit (Note 1f)	424,874
Other assets	3,473

Total assets	1,636,114,884

Liabilities:
Payables:
Investment securities purchased	14,285,347
Capital shares redeemed	2,477,242
Management fees	967,080
Distribution fees	1,083,955
Transfer agent fees	226,205
Deposits from brokers for:
OTC derivative contracts	2,190,000
Unrealized depreciation on OTC forward exchange contracts	1,158,434
Deferred tax.	565,566
Accrued expenses and other liabilities.	295,930

Total liabilities	23,249,759

Net assets, at value	$1,612,865,125

Net assets consist of:
Paid-in capital	$1,634,813,169
Distributions in excess of net investment income	(18,289,810)
Net unrealized appreciation (depreciation)	13,311,209
Accumulated net realized gain (loss)	(16,969,443)

Net assets, at value	$1,612,865,125

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Templeton Global Balanced Fund

Class A:
Net assets, at value	$662,304,093

Shares outstanding	217,836,330

Net asset value per share[a]	$3.04

Maximum offering price per share (net asset value per share ÷ 94.25%)	$3.23

Class A1:
Net assets, at value	$266,816,059

Shares outstanding	87,660,867

Net asset value per share[a]	$3.04

Maximum offering price per share (net asset value per share ÷ 95.75%)	$3.17

Class C:
Net assets, at value	$287,403,673

Shares outstanding	95,046,802

Net asset value and maximum offering price per share[a]	$3.02

Class C1:
Net assets, at value	$150,680,266

Shares outstanding	49,560,771

Net asset value and maximum offering price per share[a]	$3.04

Class R:
Net assets, at value	$ 3,801,699

Shares outstanding	1,246,140

Net asset value and maximum offering price per share	$3.05

Class R6:
Net assets, at value	$ 9,690,630

Shares outstanding	3,179,245

Net asset value and maximum offering price per share	$3.05

Advisor Class:
Net assets, at value	$232,168,705

Shares outstanding	76,011,491

Net asset value and maximum offering price per share	$3.05

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Templeton Global Balanced Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$19,777,238
Non-controlled affiliates (Note 3f)	817,398
Interest: (net of foreign taxes)~
Unaffiliated issuers	18,568,017

Total investment income	39,162,653

Expenses:
Management fees (Note 3a)	6,291,412
Distribution fees: (Note 3c)
Class A	904,087
Class A1	347,854
Class C	1,537,867
Class C1	532,984
Class R	11,270
Transfer agent fees: (Note 3e)
Class A	408,271
Class A1	158,949
Class C	173,356
Class C1	92,435
Class R	2,544
Class R6	3,478
Advisor Class	136,182
Custodian fees (Note 4)	245,180
Reports to shareholders	87,960
Registration and filing fees	84,604
Professional fees	70,727
Trustees’ fees and expenses	53,482
Other	142,473

Total expenses	11,285,115
Expense reductions (Note 4)	(52,171)
Expenses waived/paid by affiliates (Note 3f and 3g)	(252,455)

Net expenses	10,980,489

Net investment income	28,182,164

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	65,250,236
Written options	62,197
Foreign currency transactions	(720,776)
Forward exchange contracts	3,876,252
Swap contracts	(411,897)

Net realized gain (loss)	68,056,012

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(160,820,385)
Translation of other assets and liabilities denominated in foreign currencies	(624,217)
Forward exchange contracts	19,123,591
Swap contracts	7,623,831

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	35

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations (continued)

for the six months ended June 30, 2018 (unaudited)

Templeton Global Balanced Fund

Change in FT Subsidiary deferred tax benefit (Note 1f)	424,874
Change in deferred taxes on unrealized appreciation	436,804

Net change in unrealized appreciation (depreciation)	(133,835,502)

Net realized and unrealized gain (loss)	(65,779,490)

Net increase (decrease) in net assets resulting from operations	$(37,597,326)

*Foreign taxes withheld on dividends	$1,762,489
~Foreign taxes withheld on interest	$408,404
#Net of foreign taxes	$55,765

36	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Templeton Global Balanced Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 28,182,164	$ 48,737,277
Net realized gain (loss)	68,056,012	8,795,400
Net change in unrealized appreciation (depreciation)	(133,835,502)	146,365,894

Net increase (decrease) in net assets resulting from operations	(37,597,326)	203,898,571

Distributions to shareholders from:
Net investment income:
Class A	(15,100,672)	(19,556,305)
Class A1	(5,847,424)	(7,881,382)
Class C	(5,272,301)	(6,016,527)
Class C1	(3,045,791)	(4,035,340)
Class R	(82,538)	(118,333)
Class R6	(237,633)	(131,823)
Advisor Class	(5,341,638)	(6,962,602)

Total distributions to shareholders	(34,927,997)	(44,702,312)

Capital share transactions: (Note 2)
Class A	(53,249,872)	(100,988,932)
Class A1	(14,979,134)	(52,714,442)
Class C	(17,132,210)	(51,576,304)
Class C1	(15,705,309)	(46,925,471)
Class R	(956,230)	(1,000,230)
Class R6	(1,118,254)	10,399,429
Advisor Class	(3,609,260)	14,185,682

Total capital share transactions	(106,750,269)	(228,620,268)

Net increase (decrease) in net assets	(179,275,592)	(69,424,009)
Net assets:
Beginning of period	1,792,140,717	1,861,564,726

End of period	$1,612,865,125	$1,792,140,717

Distributions in excess of net investment income included in net assets:
End of period	$ (18,289,810)	$ (11,543,977)

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	37

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Consolidated Financial Statements (unaudited)

Templeton Global Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Balanced Fund (Fund) is included in this report. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the

38	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

franklintempleton.com	Semiannual Report	39

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d. Restricted Cash

At June 30, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

e. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Consolidated Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f. Investments in FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2018, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

A deferred tax benefit was recorded on the unrealized depreciation of the security. When the Fund disposes of the security, the deferred asset is relieved and the Fund should incur a realized tax benefit. The estimated deferred tax benefit was calculated using a federal rate of 21% and a Hawaii state rate

(net of federal tax benefit) of 3%. This is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2018, the net assets of FT Subsidiary were $ $5,569,784, representing 0.3% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

h. Income and Deferred Taxes (continued)

various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Consolidated Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Consolidated Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the Consolidated financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its Consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	18,202,465	$57,985,146	34,729,536	$108,430,155
Shares issued in reinvestment of distributions	4,672,001	14,533,798	6,047,566	18,862,967
Shares redeemed	(40,046,270)	(125,768,816)	(73,922,109)	(228,282,054)

Net increase (decrease)	(17,171,804)	$(53,249,872)	(33,145,007)	$(100,988,932)

Class A1 Shares:
Shares sold	1,480,993	$4,700,760	1,986,661	$6,154,902
Shares issued in reinvestment of distributions	1,795,663	5,597,110	2,412,694	7,531,521
Shares redeemed	(7,977,617)	(25,277,004)	(21,536,335)	(66,400,865)

Net increase (decrease)	(4,700,961)	$(14,979,134)	(17,136,980)	$(52,714,442)

Class C Shares:
Shares sold	11,252,921	$35,434,005	16,700,342	$51,826,308
Shares issued in reinvestment of distributions	1,615,629	5,005,361	1,825,027	5,662,032
Shares redeemed	(18,348,243)	(57,571,576)	(35,475,233)	(109,064,644)

Net increase (decrease)	(5,479,693)	$(17,132,210)	(16,949,864)	$(51,576,304)

Class C1 Shares:
Shares sold	533,888	$1,696,441	1,176,262	$3,646,376
Shares issued in reinvestment of distributions	947,829	2,951,292	1,232,506	3,841,363
Shares redeemed	(6,453,043)	(20,353,042)	(17,587,696)	(54,413,210)

Net increase (decrease)	(4,971,326)	$(15,705,309)	(15,178,928)	$(46,925,471)

Class R Shares:
Shares sold	89,915	$286,834	312,180	$961,847
Shares issued in reinvestment of distributions	17,163	53,624	23,787	74,304
Shares redeemed	(414,093)	(1,296,688)	(662,610)	(2,036,381)

Net increase (decrease)	(307,015)	$(956,230)	(326,643)	$(1,000,230)

Class R6 Shares:
Shares sold	657,402	$2,104,466	3,786,925	$11,997,394
Shares issued in reinvestment of distributions	76,205	237,633	41,849	131,823
Shares redeemed	(1,090,861)	(3,460,353)	(549,941)	(1,729,788)

Net increase (decrease)	(357,254)	$(1,118,254)	3,278,833	$10,399,429

Advisor Class Shares:
Shares sold	8,916,284	$28,387,261	32,216,392	$99,986,656
Shares issued in reinvestment of distributions	1,466,778	4,585,566	1,909,153	5,987,303
Shares redeemed	(11,532,566)	(36,582,087)	(29,505,833)	(91,788,277)

Net increase (decrease)	(1,149,504)	$(3,609,260)	4,619,712	$14,185,682

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and/or trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.725% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of TGAL, provides subadvisory services to the Fund. The subadvisory fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1 and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$69,907
CDSC retained	$8,187

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $975,215, of which $421,472 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	183,175,079	299,127,304	(359,596,839)	122,705,544	$122,705,544	$817,398	$ —	$ —

g. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements (continued)

Prior to May 1, 2018, Investor Services had contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% based on the average net assets of the class.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At June 30, 2018, the Fund had long-term capital loss carryforwards, not subject to expiration, of $79,149,515.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred late-year ordinary losses of $11,869,997.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$1,596,955,715

Unrealized appreciation	$160,887,315
Unrealized depreciation	(157,656,903)

Net unrealized appreciation (depreciation)	$3,230,412

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and investments in the FT Subsidiary.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $425,020,823 and $516,557,655, respectively.

7. Credit Risk

At June 30, 2018, the Fund had 7.9% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Shares/ Warrants		Issuer	Acquisition Date	Cost	Value
4,441		Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$47	$—
79,464,087		Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	841,962	—
6,435,002		Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	68,182	—
32,900,733		K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	81,025	23,995
4,646,498		K2016470219 South Africa Ltd., B	2/01/17	3,450	3,389
2,531,056		K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/08/13 - 6/30/18	1,616,261	15,819
2,140,430	EUR	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 8.00%, 12/31/22	2/01/17 - 6/30/18	1,258,802	50,015
694,705		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 6/30/18	608,598	69,471

		Total Restricted Securities (Value is 0.0%† of Net Assets)		$4,478,327	$162,689

†Rounds to less than 0.1% of net assets.

*In U.S. dollars unless otherwise indicated.

10. Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on centrally cleared swap contracts	$9,975,256	[a]	Variation margin on centrally cleared swap contracts	$641,787	[a]
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	15,293,438		Unrealized depreciation on OTC forward exchange contracts	1,158,434
Value recovery instruments	Investments in securities, at value	7,567,854	[b]

Totals		$32,836,548			$1,800,221

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

10. Other Derivative Information (continued)

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Period	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(411,897)	Swap contracts	$7,623,831
Foreign exchange contracts	Forward exchange contracts	3,876,252	Forward exchange contracts	19,123,591
Equity contracts	Written options	62,197	Written options	—
Value recovery instruments	Investments	23,850 [a]	Investments	889,303	[a]

Totals		$3,550,402		$27,636,725

aVRI contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the period ended June 30, 2018, the average month end notional amount of options and swap contracts, and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Options	$6,486
Swap contracts	177,674,286
Forward exchange contracts	690,812,541
VRI	7,955,376

At June 30, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$15,293,438	$1,158,434

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

At June 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 680,036	$ —	$ (680,036)	$ —	$ —
BZWS	754,245	(7,046)	(519,599)	—	227,600
CITI	414,615	(414,615)	—	—	—
DBAB	895,684	(341,309)	—	(554,375)	—
GSCO	324,468	(48,535)	—	(275,933)	—
HSBK	1,620,425	—	(1,320,884)	—	299,541
JPHQ	10,144,004	(252,436)	(9,891,568)	—	—
MSCO	4,103	—	—	—	4,103
SCNY	333,377	—	—	(300,000)	33,377
UBSW	122,481	(25,752)	(96,729)	—	—
Total	$15,293,438	$(1,089,693)	$(12,508,816)	$(1,130,308)	$564,621

At June 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ —	$ —	$ —	$ —	$ —
BZWS	7,046	(7,046)	—	—	—
CITI	483,356	(414,615)	—	(50,000)	18,741
DBAB	341,309	(341,309)	—	—	—
GSCO	48,535	(48,535)	—	—	—
HSBK	—	—	—	—	—
JPHQ	252,436	(252,436)	—	—	—
MSCO	—	—	—	—	—
SCNY	—	—	—	—	—
UBSW	25,752	(25,752)	—	—	—
Total	$1,158,434	$(1,089,693)	$ —	$(50,000)	$18,741

aAt June 30, 2018, the Fund received United Kingdom Treasury Bonds, U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 52.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
South Africa	$—	$—	$27,384	[c]	$27,384
Switzerland	40,742,107	—	179,915		40,922,022
United Kingdom	186,188,077	64,610	—		186,252,687
United States	219,059,932	—	287,165		219,347,097
All Other Equity Investments	530,445,409	—	—		530,445,409
Equity-Linked Securities	—	99,077,137	—		99,077,137
Corporate Bonds and Notes:
South Africa	—	69,471	65,834		135,305
Foreign Government and Agency Securities	—	324,575,581	—		324,575,581
Escrows and Litigation Trusts	—	—	—[c]		—
Short Term Investments	122,705,544	52,598,675	—		175,304,219

Total Investments in Securities	$1,099,141,069	$476,385,474	$560,298		$1,576,086,841

Other Financial Instruments:
Forward Exchange Contracts	$—	$15,293,438	$—		$15,293,438
Swap Contracts	—	9,975,256	—		9,975,256

Total Other Financial Instruments	$—	$25,268,694	$—		$25,268,694

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$1,158,434	$—		$1,158,434
Swap Contracts	—	641,787	—		641,787

Total Other Financial Instruments	$—	$1,800,221	$—		$1,800,221

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity investments.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	BRL	Brazilian Real	BADLAR	Argentina Deposit Rates Badlar Private
CITI	Citigroup, Inc.	COP	Colombian Peso		Banks ARS
DBAB	Deutsche Bank AG	EGP	Egyptian Pound	FRN	Floating Rate Note
GSCO	The Goldman Sachs Group, Inc.	EUR	Euro	GDP	Gross Domestic Product
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi	GDR	Global Depositary Receipt
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah	IDR	International Depositary Receipt
MSCO	Morgan Stanley	INR	Indian Rupee	LIBOR	London InterBank Offered Rate
SCNY	Standard Chartered Bank	KRW	South Korean Won	PIK	Payment-In-Kind
UBSW	UBS AG	MXN	Mexican Peso	VRI	Value Recovery Instrument
		PEN	Peruvian Nuevo Sol
		PHP	Philippine Peso
		USD	United States Dollar

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Tax Information (unaudited)

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on March 14, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0072	$0.0950	$0.0318
Class A1	$0.0072	$0.0945	$0.0316
Class C	$0.0072	$0.0729	$0.0246
Class C1	$0.0072	$0.0808	$0.0270
Class R	$0.0072	$0.0866	$0.0290
Class R6	$0.0072	$0.1061	$0.0354
Advisor Class	$0.0072	$0.1025	$0.0343

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2019, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GLOBAL BALANCED FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INVESTMENT TRUST Templeton Global Balanced Fund

(Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of the Templeton Global Investment Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Global Advisors Limited (TGAL) and the Trust, on behalf of the Fund and the investment sub-advisory agreement between TGAL and Franklin Advisers, Inc. (Sub-Adviser), an affiliate of TGAL, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. TGAL and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

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TEMPLETON GLOBAL BALANCED FUND

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that the Performance Universe was overly broad in that it not only included global allocation funds like the Fund, but also funds with little to no exposure outside the U.S. Given these discussions with management and the Fund’s investment objective to seek both income and capital appreciation, the Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return was positive for all periods and for the one-year period, while below the median, exceeded 12%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and for Class A shares for other funds in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and five other mixed-asset target allocation moderate funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were each above the medians of its Expense Group. The Board took into account the complexity and costs of managing a global portfolio of both equity and debt securities. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Sub-Adviser is paid out of the management fee TGAL receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, Pricewaterhouse-Coopers LLP, auditor to Franklin Resources, Inc. and certain

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON GLOBAL BALANCED FUND

SHAREHOLDER INFORMATION

Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by each Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Templeton Global Balanced Fund
Investment Manager
Templeton Global Advisors Limited

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	325 S 08/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date August 24, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date August 24, 2018